As filed with the Securities And Exchange Commission
on July 19, 2005

Securities Act Registration No. 2-72097
Investment Company Act Registration No. 811-3175

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT N0. 44  ☒

  and/or
  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 45  ☒

(Check appropriate box or boxes)

PRUDENTIAL SECTOR FUNDS, INC.

(d/b/a Jennnison Sector Funds, Inc.)

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (973) 367-7521

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

As soon as practicable after the effective
date of the Registration Statement.

It is proposed that this filing will become effective

(check appropriate box):

  ☐  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☒  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of Rule 485

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  Title of Securities Being Registered  Shares of Common Stock, par value $.01 per share.

Jennison Sector Funds, Inc.

  Jennison Financial Services Fund

  Jennison Health Sciences Fund

  Jennison Technology Fund

SEPTEMBER__, 2005

PROSPECTUS

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital
appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Table of Contents

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

3	Principal Risks

4	Evaluating Performance

10	Fees and Expenses

14	How the Funds Invest

14	Investment Objective and Policies

17	Other Investments and Strategies

20	Investment Risks

27	How the Funds are Managed

27	Board of Directors

27	Manager

28	Investment Advisers

28	Portfolio Managers

30	Distributor

30	Disclosure of Portfolio Holdings

31	Fund Distributions and Tax Issues

31	Distributions

32	Tax Issues

33	If You Sell or Exchange Your Shares

35	How to Buy, Sell and Exchange Shares of the Funds

35	How to Buy Shares

47	How to Sell Your Shares

50	How to Exchange Your Shares

53	Telephone Redemptions or Exchanges

54	Expedited Redemption Privilege

55	Financial Highlights

56	Jennison Financial Services Fund

60	Jennison Health Sciences Fund

64	Jennison Technology Fund

For More Information (Back Cover)

Risk/Return Summary

This prospectus provides information about three of the four series of Jennison Sector Funds, Inc., which we refer to as the "Company." Those three series are Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund (each referred to as a "Fund" and collectively as the "Funds"). To obtain information about the fourth series, Jennison Utility Fund, see the back cover page of this prospectus. While the three Funds offered through this prospectus have some common attributes, such as their investment objective and many of their investment policies, each focuses on a different sector. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all three Funds at the same time. Prior to June 30, 2003, the Funds were known as Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively, and the Company was known as Prudential Sector Funds, Inc.

Shareholders of the Fund on July 29, 2005 and that remain invested in the Fund after July 29, 2005 may continue to buy shares of the Fund in accounts existing on July 29, 2005. Investors not owning shares of the Jennison Health Sciences Fund on July 29, 2005 generally will not be allowed to buy shares of the Fund after July 29, 2005, except that new accounts may be established by participants in most group employer retirement plans if the Fund has been established as an investment option under the plan. Investments in the Fund made by existing brokerage firm wrap programs or other existing omnibus accounts will be at the discretion of Prudential Investment Management Services LLC, the Fund's Distributor.

Both before and after July 29, 2005, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund. Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.

This section highlights key information about each Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Each Fund's investment objective is long-term capital appreciation. This means that we seek investments whose price will increase over time. Each Fund normally invests at least 80% of its investable assets in equity-related securities of U.S. companies within a specific group of industries. The term "investable assets" in this prospectus refers to the applicable Fund's net assets plus any borrowings for investment purposes. A Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Each Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. We refer to the group of industries in which each Fund concentrates as its "sector."

■  Jennison Financial Services Fund buys securities of companies in the financial services sector, such as banks, finance companies, insurance companies and securities/brokerage firms that are primarily engaged in providing financial services.

Jennison Sector Funds, Inc. 1

Risk/Return Summary

■  Jennison Health Sciences Fund buys securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers and HMOs that derive a substantial portion of their sales from healthcare-related products or services.

If approved by the shareholders of Strategic Partners Health Sciences Fund, Jennison Health Sciences Fund intends to acquire the assets and assume the liabilities of Strategic Partners Health Sciences Fund.

■  Jennison Technology Fund buys securities of companies in the technology sector, such as those that derive, or that the Fund's investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities.

If approved by the shareholders of Strategic Partners OTC Fund, Jennison Technology Fund intends to acquire the assets and assume the liabilities of such Fund. If approved by the shareholders of Strategic Partners Technology Fund, Jennison Technology Fund intends to acquire the assets and assume the liabilities of such Fund. Neither reorganization is conditioned upon the occurence of the other reorganization.

Each Fund may have two separate segments that we call the "Strategically Managed" portfolio and the "Enhanced Index" portfolio. Currently, each Fund has all of its assets in a single Strategically Managed portfolio, and has no Enhanced Index portfolio segment.

Each Strategically Managed portfolio holds those equity-related securities in which the portfolio managers have the highest confidence. Equity-related securities in which the Funds primarily invest are common stocks, nonconvertible preferred stocks and convertible securities. The portfolio managers use fundamental and quantitative analyses to select individual securities, and they may invest more than 5% of a Fund's assets in any one issuer. Each Fund participates in the initial public offering (IPO) market.

An Enhanced Index portfolio would contain securities selected from a benchmark index made up of securities of that Fund's sector from the Standard & Poor's (S&P) SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is made up of the S&P 500 Composite Stock Price Index (S&P 500), the S&P Mid-Cap 400 Stock Index and the S&P SmallCap 600 Index. Under an Enhanced Index strategy, the adviser would seek to outperform the benchmark index and to limit the possibility of significantly underperforming that benchmark. Enhanced Index portfolios are expected to hold a representative sample of the securities in the benchmark index and to over-weight or under-weight selected securities based upon proprietary quantitative models. The portfolio managers would try to control the risk of significantly underperforming the benchmark by keeping size and industry weightings relatively close to those in the benchmark. Because the S&P 500 makes up 90% of each benchmark index's market capitalization, large-cap stocks may dominate a Fund's portfolio, particularly under an Enhanced Index strategy.

For the Strategically Managed portfolio of Jennison Financial Services Fund, we consider selling a security when it has increased in price to the point where it is no longer

2 Visit our website at www.jennisondryden.com

underpriced in the opinion of the investment adviser. However, for the Strategically Managed portfolios of Jennison Health Sciences Fund and Jennison Technology Fund, we consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; the stock has experienced adverse price movement; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; or a relatively more attractive stock emerges. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Each Fund is subject to risks within its own sector because it concentrates its investments in securities of companies within that sector's industries. For example, although each Fund may be affected, Jennison Financial Services Fund can be most adversely affected by legislative changes, increased competition and general economic conditions. Jennison Health Sciences Fund faces risks created by government regulation and invests in companies whose products or services may quickly become obsolete. Jennison Technology Fund is subjected to risks of investing in companies subject to intense competition whose products may quickly become obsolete. For all Funds, the prices of the securities in which they invest can be volatile.

Since each Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of a Fund can deviate from the performance of the indexes. For the Enhanced Index portfolios, there is a risk that the quantitative analysis used to determine which securities each Fund will invest in may result in underperforming the benchmark index. Because we invest in stocks, there is the risk that a particular stock we own could go down in value or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets could go down. Stock markets may be volatile.

Each Fund is nondiversified, meaning we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.

In addition, as the Funds' assets grow, the impact of their IPO investments on performance will decline, which could reduce total returns.

Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with each Fund, see "How the Funds Invest - Investment Risks."

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Jennison Sector Funds, Inc. 3

Risk/Return Summary

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of its operation. The bar charts and tables below demonstrate the risks of investing in a Fund by showing how returns can change and by showing how each Fund's average annual total returns compare with stock indexes and a group of similar mutual funds. Past performance, before and after taxes, does not mean that a Fund will achieve similar results in the future.

Jennison Financial Services Fund

Annual Total Returns* (Class A shares)

BEST QUARTER: 23.74% (3rd quarter of 2000) WORST QUARTER: –17.94% (3rd quarter of 2002)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the annual returns for Class A shares would have been lower. The total return of the Fund's Class A shares from January 1, 2005 to June 30, 2005 was –2.41%.

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Average Annual Total Returns1 (as of 12/31/04)

Return Before Taxes	One Year	Five Years		Since Inception (6-30-99)
Class A shares	9.62%	10.35%	(10.31%)	7.73%	(7.70%)
Class C shares	14.08	10.75	(10.71)	8.02	(7.99)
Class Z shares	16.27	11.88	(11.85)	9.11	(9.08)
Class B Shares
Return Before Taxes	10.08	10.61	(10.58)	7.89	(7.86)
Return After Taxes on Distributions[2]	7.62	9.64	(9.61)	7.03	(7.00)
Return After Taxes on Distributions and Sale of Fund Shares[2]	7.68	8.53	(8.49)	6.27	(6.24)
Index (reflects no deduction for fees, expenses or taxes)
S&P SC 1500 Index[3]	11.78	–1.07		0.36
S&P SC Financials Index[4]	11.91	8.04		5.61
S&P 500 Financials Index[5]	10.89	7.26		5.03
Lipper Average[6]	13.85	11.65		8.22

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower. Without a waiver of management fees and/or expense subsidization, the Fund's average annual returns would have been lower, as indicated in parentheses. With respect to the one-year returns, no management fee waiver and/or expense subsidization has been, or currently is, effective.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The S&P SuperComposite 1500 Index (S&P SC 1500 Index) - an unmanaged index of the 500 large, established, publicly-traded stocks in the S&P 500 Index, the 400 largest companies outside of the S&P 500 Index contained in the S&P Mid-Cap 400 Index and the 600 small capitalization stocks comprising the S&P SmallCap 600 Index - gives a broad look at how U.S. stock prices have performed. These returns do not include the effects of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

4  The S&P SuperComposite Financials Index (S&P SC Financials Index) is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

5  The S&P 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs. The returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P 500 Financials Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

6  The Lipper Average is based on the average return of all mutual funds in the Lipper Financial Services Funds category and does not include the effect of any sales charges or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

Jennison Sector Funds, Inc. 5

Risk/Return Summary

Jennison Health Sciences Fund

Annual Total Returns* (Class A shares)

BEST QUARTER: 20.27% (1st quarter of 2000) WORST QUARTER: –18.56% (2nd quarter of 2002)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the annual returns for Class A shares would have been lower. The total return of the Fund's Class A shares from January 1, 2005 to June 30, 2005 was 9.69%.

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Average Annual Total Returns1 (as of 12/31/04)

Return Before Taxes	One Year	Five Years		Since Inception (6-30-99)
Class A shares	22.86%	15.59%	(15.56%)	16.42%	(16.40%)
Class C shares	28.13	16.03	(16.00)	16.75	(16.72)
Class Z shares	30.42	17.22	(17.20)	17.95	(17.93)
Class B Shares
Return Before Taxes	24.13	15.92	(15.89)	16.66	(16.63)
Return After Taxes on Distributions[2]	21.89	13.57	(13.55)	14.52	(14.49)
Return After Taxes on Distributions and Sale of Fund Shares[2]	17.23	12.28	(12.25)	13.09	(13.06)
Index (reflects no deduction for fees, expenses or taxes)
S&P SC 1500 Index[3]	11.78	–1.07		0.36
S&P SC Health Care Index[4]	3.34	4.04		2.34
Lipper Average[5]	8.78	7.84		9.65

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Class L, M, X and New Class X shares are new and therefore no performance information is available for these shares classes. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Without a waiver of management fees and/or expense subsidization, the Fund's average annual returns would have been lower, as indicated in parentheses. With respect to the one-year returns, no management fee waiver and/or expense subsidization has been, or currently is, effective.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The S&P SC 1500 Index is described above under the table for Jennison Financial Services Fund. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

4  The S&P SuperComposite Health Care Index (S&P SC Health Care Index) is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper Health/Bio-technology Funds category and does not include the effects of any sales charges or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

Jennison Sector Funds, Inc. 7

Risk/Return Summary

Jennison Technology Fund

Annual Total Returns* (Class A shares)

BEST QUARTER: 25.04% (4th quarter of 2001) WORST QUARTER: –33.21% (3rd quarter of 2001)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the annual returns for Class A shares would have been lower. The total return of the Fund's Class A shares from January 1, 2005 to June 30, 2005 was –5.22%.

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Average Annual Total Returns1 (as of 12/31/04)

Return Before Taxes	One Year	Five Years		Since Inception (6-30-99)
Class A shares	3.76%	–14.43%	(–14.53%)	–4.37%	(–4.47%)
Class C shares	7.89	–14.10	(–14.20)	–4.10	(–4.20)
Class Z shares	9.99	–13.25	(–13.35)	–3.15	(–3.25)
Class B Shares
Return Before Taxes	3.89	–14.26	(–14.36)	–4.25	(–4.35)
Return After Taxes on Distributions[2]	3.89	–14.87	(–14.96)	–5.02	(–5.12)
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.53	–10.69	(–10.78)	–3.47	(–3.56)
Index (reflects no deduction for fees, expenses or taxes)
S&P SC 1500 Index[3]	11.78	–1.07		0.36
S&P SC Information Technology Index[4]	2.24	–14.98		–7.77
Lipper Average[5]	3.97	–16.49		–6.28

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Class L, M, X and New Class X shares are new and therefore no performance information is available for these shares classes. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Without a waiver of management fees, the Fund's average annual returns would have been lower, as indicated in parentheses. With respect to the one-year returns, no management fee waiver and/or expense subsidization has been, or currently is, effective.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The S&P SC 1500 Index is described above under the table for Jennison Financial Services Fund. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

4  The S&P SuperComposite Information Technology Index (S&P SC Information Technology Index) is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

5  The Lipper Average is based on the average return of all mutual funds in the Lipper Science & Technology Funds category and does not include the effects of any sales charges or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of a Fund's Class A, B, C, and Z shares. Source: Lipper Inc.

Jennison Sector Funds, Inc. 9

Risk/Return Summary

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Funds. Jennison Health Sciences Fund and Jennison Technology Fund offer all share classes for which information is included in the table but Jennison Financial Services Fund only offers Class A, B, C and Z shares. The sales charges of a class are the same for each Fund, but the fees and expenses vary among the classes and the Funds. Each share class of a particular Fund has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund.

Shares of Jennison Health Sciences Fund are offered only to existing investors in Jennison Health Sciences Fund through dividend reinvestment and exchange from other Strategic Partners and JennisonDryden Funds.

In addition, Class L, M, X and New Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds.

Class Z shares of each Fund are available only to a limited group of investors. For information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class L2	Class M2	Class X2	New Class X2	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[3]	5%[4]	1%[5]	1%[3]	6.00%[6]	6.00%[7]	6.00%[7]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Only Jennison Health Sciences Fund and Jennison Technology Fund offer Class L, M, X and New Class X shares. Jennison Health Sciences Fund and Jennison Technology Fund may issue both "Class X" shares and "New Class X" shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, such Funds sometimes provide combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares are subject to automatic conversion to Class A shares approximately 10 years after purchase.

3  Investors who purchase $1 million or more of Class A shares or Class L shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% (the CDSC is waived for purchase by certain retirement or benefit plans affiliated with Prudential).

4  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

5  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).

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6  The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase.

7  The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year after purchase, and 0% in the eight year after purchase. Class X shares convert to Class A shares approximately 8 years after purchase. The CDSC for New Class X shares (i.e. Class X shares purchased on or after August 19, 1998), decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. New Class X shares convert to Class A shares approximately 10 years after purchase.

Annual Fund Operating Expenses (deducted from Fund assets)

		Class A	Class B	Class C	Class L	Class M	Class X	New Class X	Class Z
Jennison Financial Services Fund
Management fees		.75%	.75%	.75%	N/A	N/A	N/A	N/A	.75%
+ Distribution and service (12b-1) fees		.30%[1]	1.00%	1.00%	N/A	N/A	N/A	N/A	None
+ Other expenses		.49%	.49%	.49%	N/A	N/A	N/A	N/A	.49%
= Total annual Fund operating expenses		1.54%	2.24%	2.24%	N/A	N/A	N/A	N/A	1.24%
–	Fee waiver	.05%[1]	None	None	N/A	N/A	N/A	N/A	None
= Net annual Fund operating expenses		1.49%	2.24%	2.24%	N/A	N/A	N/A	N/A	1.24%
Jennison Health Sciences Fund
Management fees		.75%	.75%	.75%	.75%	.75%	.75%	.75%	.75%
+ Distribution and service (12b-1) fees		.30%[1]	1.00%	1.00%	.50%	1.00%	1.00%	1.00%	None
+ Other expenses		.30%	.30%	.30%	.30%	.30%	.30%	.30%	.30%
= Total annual Fund operating expenses		1.35%	2.05%	2.05%	1.55%	2.05%	2.05%	2.05%	1.05%
–	Fee waiver	.05%[1]	None	None	None	None	None	None	None
= Net annual Fund operating expenses		1.30%	2.05%	2.05%	1.55%	2.05%	2.05%	2.05%	1.05%
Jennison Technology Fund
Management fees		.75%	.75%	.75%	.75%	.75%	.75%	.75%	.75%
+ Distribution and service (12b-1) fees		.30%[1]	1.00%	1.00%	.50%	1.00%	1.00%	1.00%	None
+ Other expenses		.58%	.58%	.58%	.58%	.58%	.58%	.58%	.58%
= Total annual Fund operating expenses		1.63%	2.33%	2.33%	1.83%	2.33%	2.33%	2.33%	1.33%
–	Fee waiver	.05%[1]	None	None	None	None	None	None	None
= Net annual Fund operating expenses		1.58%	2.33%	2.33%	1.83%	2.33%	2.33%	2.33%	1.33%

1  For the fiscal year ending November 30, 2005, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Jennison Sector Funds, Inc. 11

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis and approximately eight years after purchase, Class M shares and Class X shares will automatically convert to Class A shares on a quarterly basis. New Class X shares will automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. The information in the ten years column reflects the conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Jennison Financial Services Fund
Class A shares	$698	$1,010	$1,343	$2,284
Class B shares	727	1,000	1,300	2,316
Class C shares	327	700	1,200	2,575
Class Z shares	126	393	681	1,500
Jennison Health Sciences Fund
Class A shares	$680	$954	$1,249	$2,085
Class B shares	708	943	1,203	2,116
Class C shares	308	643	1,103	2,379
Class L shares	724	1,036	1,371	2,314
Class M shares	808	1,043	1,303	2,200
Class X shares	808	1,043	1,303	2,200
New Class X shares	808	1,043	1,403	2,379
Class Z shares	107	334	579	1,283
Jennison Technology Fund
Class A shares	$707	$1,036	$1,388	$2,376
Class B shares	736	1,027	1,345	2,410
Class C shares	336	727	1,245	2,666
Class L shares	750	1,117	1,508	2,599
Class M shares	836	1,127	1,445	2,491
Class X shares	836	1,127	1,445	2,491
New Class X shares	836	1,127	1,545	2,666
Class Z shares	135	421	729	1,601

12 Visit our website at www.jennisondryden.com

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Jennison Financial Services Fund
Class A shares	$698	$1,010	$1,343	$2,284
Class B shares	227	700	1,200	2,316
Class C shares	227	700	1,200	2,575
Class Z shares	126	393	681	1,500
Jennison Health Sciences Fund
Class A shares	$680	$954	$1,249	$2,085
Class B shares	208	643	1,103	2,116
Class C shares	208	643	1,103	2,379
Class L shares	724	1,036	1,371	2,314
Class M shares	208	643	1,103	2,200
Class X shares	208	643	1,103	2,200
New Class X shares	208	643	1,103	2,379
Class Z shares	107	334	579	1,283
Jennison Technology Fund
Class A shares	$707	$1,036	$1,388	$2,376
Class B shares	236	727	1,245	2,410
Class C shares	236	727	1,245	2,666
Class L shares	750	1,117	1,508	2,599
Class M shares	236	727	1,245	2,491
Class X shares	236	727	1,245	2,491
New Class X shares	236	727	1,245	2,666
Class Z shares	135	421	729	1,601

Jennison Sector Funds, Inc. 13

How the Funds Invest

INVESTMENT OBJECTIVE AND POLICIES

Each Fund's investment objective is long-term capital appreciation. This means we seek investments whose prices will increase over time. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.

In pursuing each Fund's objective, we normally invest at least 80% of a Fund's investable assets in equity-related securities of U.S. companies in its sector. Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area.

Jennison Financial Services Fund invests principally in stocks of the following types of banking and financial services companies: monetary authorities, credit institutions, securities and commodity institutions, and related institutions. Companies in these industries also include thrifts, commercial and investment banks, savings institutions (including their parent holding companies), brokerage and advisory firms, commercial and industrial finance companies, diversified financial service companies, leasing companies and insurance companies (including multi-line, property, casualty and life insurance companies, and insurance holding companies).

We're Value Investors

In deciding which stocks to buy for the Jennison Financial Services Fund, we use what is known as a value investment style; that is, we invest in companies selling at a price that we believe is low relative to the company's earnings, assets, cash flow or dividends.

14 Visit our website at www.jennisondryden.com

Jennison Health Sciences Fund invests principally in stocks of the following types of health services companies: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries also include manufacturers of healthcare products, such as; biotechnology companies; other providers of healthcare- or healthcare-related services, such as assisted living centers and physician practices; HMOs; distributors and retailers of healthcare products; healthcare information-technology suppliers; contract research organizations; and providers of outsourcing or other services to the healthcare industry.

Jennison Technology Fund invests principally in stocks of companies that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities within the following industries: computers, electronics and electronic equipment. These companies include those that design, manufacture or sell computers, peripheral products, electronic components and systems software, equipment vendors, electronic component manufacturers, contract manufacturers and distributors, and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.

Each Fund will invest in equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include American Depositary Receipts (ADRs) and S&P Depositary Receipts (SPDRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities. Convertible securities are securities - like bonds, corporate notes and preferred stocks - that we can convert into the company's common stock or some other equity security. We buy only investment-grade convertible securities. We may buy equity-related securities of companies of every size - small-, medium- and large-capitalization.

We're Growth Investors

In deciding which stocks to buy for the Jennison Health Sciences Fund, we use what is known as a growth investment style. This means we invest in companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, and what we believe to be strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

Our Growth Strategy

In managing the Jennison Technology Fund, we look for companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or what we believe to be superior management. We analyze companies using both fundamental and quantitative techniques.

Jennison Sector Funds, Inc. 15

How the Funds Invest

Each Fund may participate in the initial public offering (IPO) market. Securities purchased in initial public offerings may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a Fund's performance if it has a small asset base. Jennison Health Sciences Fund and Jennison Technology Fund are expected to invest in IPOs to a greater extent than Jennison Financial Services Fund.

Division of Assets

Strategy. To the extent that there is a division of each Fund's assets between the Strategically Managed and Enhanced Index portfolios of each Fund, all daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two portfolios of each Fund as the Manager deems appropriate. A divided portfolio structure will be managed by periodic rebalancing of each portfolio's assets to take account of market fluctuations that may skew the original allocation. As a consequence, the Manager may allocate assets from the portfolio that has appreciated more to the other.

Risks. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each portfolio manager in a divided structure selects portfolio securities independently, it is possible that a security held by one portfolio may also be held by the other portfolio of a Fund. In addition, if one portfolio manager buys a security as the other portfolio manager sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain each Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. Each Fund's policy of investing at least 80% of a Fund's investable assets in equity-related securities of U.S. companies in its sector is not fundamental. The Board of Directors of each Fund (the Board) can change investment policies that are not fundamental without shareholder approval.

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OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investments and strategies to try to increase a Fund's returns or protect its assets if market conditions warrant.

Investments in Non-Sector Industries

Each Fund may invest in securities of issuers not in its sector. These include equity-related securities, fixed-income instruments (Jennison Financial Services Fund and Jennison Technology Fund only) and money market instruments.

Foreign Securities

We may invest in foreign securities, including money market instruments and other fixed-income securities (Jennison Financial Services Fund and Jennison Technology Fund only), stocks and other equity-related securities. Foreign securities have additional risks. Foreign markets are more volatile than U.S. markets. Changes in currency exchange rates can reduce or increase market performance. We do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities. The ability to choose securities from around the world allows us to pursue potentially higher returns and attempt to decrease Fund risk.

Short Sales

Each Fund may make short sales of a security. This means that a Fund may sell a security that it does not own, which it may do, for example, when the investment adviser thinks the value of the security will decline. Each Fund generally borrows the security to deliver to the buyer in a short sale. Each Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Each Fund must pay the lender any dividends or interest that accrues on the security it borrows, and each Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Each Fund also may make short sales "against the box." In a short sale against the box, at the time of sale, each Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, each Fund gives up the opportunity for capital appreciation in the security. Up to 20% of each Fund's investable assets may be subject to short sales.

Fixed-Income Obligations

Jennison Financial Services Fund and Jennison Technology Fund may invest up to 10% of their total assets in debt securities for capital appreciation, primarily those rated investment-grade by a major rating service (such as BBB or above by S&P or Baa or above by Moody's Investors Service Inc. (Moody's)). Jennison Financial Services Fund and Jennison Technology Fund may continue to hold a security if it is downgraded below investment grade or is no longer rated by a major rating service. Lower-rated obligations are subject to a greater risk of loss of principal and interest.

Jennison Sector Funds, Inc. 17

How the Funds Invest

Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's total assets in money market instruments. Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Investing heavily in these securities limits a Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

Repurchase Agreements

Each Fund also may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Derivative Strategies

We may use various derivative strategies to try to improve a Fund's returns. We may use hedging techniques to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives - such as futures, options, swaps, foreign currency forward contracts and options on futures - involve costs and can be volatile. With derivatives, a Fund's investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk, for cash management purposes or to increase return taking into account a Fund's overall investment objective. A Fund's investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or correspond exactly with a Fund's underlying positions and this could result in losses to a Fund that would not otherwise have occurred. In particular this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

Options. Each Fund may purchase and sell put and call options on equity securities and stock indexes and currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Funds will sell only covered options.

Futures Contracts and Related Options. Each Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures to improve its returns or protect its assets. Each Fund also may purchase and sell futures

18 Visit our website at www.jennisondryden.com

contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. Each Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Additional Strategies

Each Fund also follows certain policies when it borrows money (each Fund can borrow up to 331/3% of the value of its total assets and may pledge up to 331/3% of its total assets to secure these borrowings); purchases shares of affiliated investment companies (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (each Fund can lend up to 331/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without that Fund's shareholders' approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

PORTFOLIO TURNOVER

Primarily as a result of the reallocation of assets of each Fund, all of the Funds had annual portfolio turnover rates over 100%, except for Jennison Financial Services Fund which had annual portfolio turnover rate over 70%, during the fiscal year ended November 30, 2004 and ___% for the six months ended May 31, 2005. Generally, the Funds trade portfolio securities actively when warranted by market conditions, although Jennison Financial Services Fund historically has experienced lower turnover.

Jennison Sector Funds, Inc. 19

How the Funds Invest

Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains. For more information, see "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" in the SAI.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Funds is no exception. Since each Fund's holdings can vary significantly from broad market indexes, performance of a Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal strategies that the Funds may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Funds' ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.

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Investment Type

% of Fund's Investable Assets	Risks	Potential Rewards
Equity-related securities At least 80%	■ Individual stocks could lose value
■ The equity markets could go down, resulting in a decline in value of a Fund's investments
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments	■ Historically, stocks have outperformed other investments over the long term
■ Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation

Securities of financial services companies (Jennison Financial Services Fund only) At least 80%	■ Companies in which the Fund invests may be adversely affected by the adoption of legislation that impacts the financial services industry
■ General economic conditions affect companies that face exposure to credit losses and depend on interest rate activity
■ Changes in regulatory environment
■ See risks of equity-related securities above	■ Potential for capital appreciation
■ Improved economic conditions may reduce exposure to credit losses and dependence on interest rate activity
■ As baby boomers approach retirement age, the financial services industry may profit from retirement investing

Jennison Sector Funds, Inc. 21

How the Funds Invest

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Securities of health sciences companies (Jennison Health Sciences Fund only) At least 80%	■ Issuers are often subject to government regulation and approval, which could suddenly and negatively affect the price and availability of their products or services
■ Product cycle may be volatile
■ Products and services may quickly become obsolete
■ Products may be withdrawn for safety reasons
■ See risks of equity-related securities above	■ Potential for capital appreciation
■ New products or services may reap profits from rendering others obsolete
■ Technological advances in healthcare products and services may produce more effective and more profitable therapies for unmet medical needs
■ The aging of the population and the industrialization of emerging markets may increase demand for healthcare products and services
■ The healthcare industry enjoys demand that is relatively insensitive to the ups and downs of the business cycle

Securities of technology companies (Jennison Technology Fund only) At least 80%	■ Products and services may quickly become obsolete
■ Dependence on global markets
■ Companies with electronic products are subject to intense competition
■ Securities of companies with emerging concepts may be more volatile due to their limited product lines, markets or financial resources
	■ See risks of equity-related securities above	■ Potential for capital appreciation ■ New products or services may reap profits from rendering others obsolete

22 Visit our website at www.jennisondryden.com

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Derivatives Percentage varies; usually less than 10% of total assets	■ The value of derivatives (such as futures and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to a Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses
■ Certain types of derivatives involve costs to a Fund that can reduce returns	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ Derivatives that involve leverage could generate substantial gains at low cost
■ One way to manage a Fund's risk/return balance is by locking in the value of an investment ahead of time
■ Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost

Jennison Sector Funds, Inc. 23

How the Funds Invest

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Foreign securities Up to 20%; usually less than 10%	■ Foreign markets, economies and political systems may not be as stable as those in the U.S.
■ Currency risk - adverse changes in the values of foreign currencies can cause losses
■ May be less liquid than U.S. stocks and bonds
■ Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks	■ Investors can participate in the growth of foreign markets through a Fund's investments in companies operating in those markets
■ May profit from a favorable change in the values of foreign currencies

Short sales Up to 20%	■ May magnify underlying investment losses
■ Share price volatility can magnify losses because underlying security must be replaced at a specific time.
■ Investment costs may exceed potential underlying investment gains
	■ Short sales "against the box" give up the opportunity for capital appreciation in the security	■ May magnify underlying investment gains

24 Visit our website at www.jennisondryden.com

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Fixed-income obligations (Jennison Financial Services Fund and Jennison Technology Fund only) Up to 10% of total assets	■ A Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements
■ Credit risk - the risk that the default of an issuer would leave a Fund with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility
■ Market risk - the risk that the market value of an investment may move up or down rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole
■ Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility
■ Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value
■ Some government securities are not issued or guaranteed by the issuing government, but only by the issuing agency, which must rely on its own resources to repay the debt and are subject to risk of default like private issuers	■ Bonds have generally outperformed money market instruments over the long term, with less risk than stocks
■ Most bonds will rise in value when interest rates fall
■ A source of regular interest income
■ Investment-grade bonds have a lower risk of default than junk bonds
■ High-quality debt obligations generally are more secure than stocks since companies must pay their debts before they pay dividends
■ Junk bonds offer higher yields and higher potential gains
■ Principal and interest on government securities may be guaranteed by the issuing government

Jennison Sector Funds, Inc. 25

How the Funds Invest

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

Money market instruments Up to 20% under normal circumstances; up to 100% of total assets on a temporary basis	■ Limits a Fund's potential for capital appreciation and achieving its objective ■ See credit risk and market risk above (which are less of a concern for money market funds)	■ May preserve a Fund's assets

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How the Funds are Managed

BOARD OF DIRECTORS

The Company's Board oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of each Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a management agreement for each Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising each Fund's investment advisers. For the fiscal year ended November 30, 2004, each Fund paid PI an effective management fee of .75 of 1% of its average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2005, PI served as the investment manager to all of the Prudential Financial, Inc. (Prudential) U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90.1 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for each Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of each Fund's investment adviser.

PI and the Company operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of a Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. Each Fund will notify shareholders of any new investment advisers to the Fund or material amendments to its advisory agreements pursuant to the Order.

Jennison Sector Funds, Inc. 27

How the Funds are Managed

INVESTMENT ADVISERS

Jennison Associates LLC (Jennison) is each Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of June 30, 2005, Jennison had approximately $__ billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

Jennison has served as an investment adviser to the Jennison Financial Services Fund and the Jennison Technology Fund since 2000 and to the Jennison Health Sciences Fund since its inception.

Prudential Investment Management, Inc. served as an investment adviser to these Funds from their inception until June 9, 2003, when PI allocated investment advisory responsibility for 100% of the assets of these Funds to Jennison.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreements is available in each Fund's semi-annual report (for agreements approved during the six-month period ended May 31, 2005).

PORTFOLIO MANAGERS

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the teams may change from time to time.

Jennison Financial Services Fund

Andrew M. Tucker, CFA, and Michael A. Del Balso are the portfolio managers of the Fund. Mr. Tucker generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. The portfolio managers for the Fund are supported by members of Jennison's research team, which is comprised of other research analysts and other investment professionals of Jennison.

Andrew M. Tucker, a Vice President of Jennison, has managed the Fund since June 2002. Mr. Tucker joined Jennison in September 1997 after five years with the Wachovia Bank of North Carolina. During his tenure at Wachovia, Mr. Tucker served as an equity analyst and a portfolio manager responsible for over $450 million in assets in the basic materials and finance sector. Prior to that, he was a credit officer overseeing a portfolio of corporate loans with over $1 billion

28 Visit our website at www.jennisondryden.com

in total credit exposure. Mr. Tucker began his career as a financial analyst in Wachovia's mergers and acquisitions group. He received his B.S. magna cum laude in Business Administration from Washington and Lee University in 1992.

Michael A. Del Balso has managed the Fund since May 2003. Mr. Del Balso joined Jennison in 1972 and is currently an Executive Vice President of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

Jennison Health Sciences Fund

David Chan, CFA, and Michael A. Del Balso are the portfolio managers of the Fund. Mr. Chan generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. The portfolio managers for the Fund are supported by members of Jennison's research team, which is comprised of other research analysts and other investment professionals of Jennison.

David Chan, an Executive Vice President of Jennison, has managed the Fund since its inception. Prior to joining Jennison in 1992, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including a special focus in the healthcare area. He received a B.A. from Harvard University and an M.B.A. from Columbia University Graduate School of Business.

Michael A. Del Balso has managed the Fund since October 2000. Mr. Del Balso's biographical information is presented above under "Jennison Financial Services Fund."

Jennison Technology Fund

Susan B. Hirsch is the portfolio manager of the Fund. Ms. Hirsch has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. The portfolio manager for the Fund is supported by members of Jennison's research team, which is comprised of other research analysts and other investment professionals of Jennison.

Susan B. Hirsch, an Executive Vice President, has managed the Fund since its inception. Prior to joining Jennison in August 2000, Ms. Hirsch was a Managing Director of Prudential. Prior to joining Prudential in 1996, she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. Ms. Hirsch managed growth stock portfolios at both firms. During that time, she was recognized as an Institutional Investor All-America Research Team Analyst for small growth stocks in 1991, 1992 and 1993. Ms. Hirsch received her B.S. in Accounting from Brooklyn College, where she graduated cum laude. She is a member of the Financial Analysts Federation and The New York Society of Securities Analysts, Inc.

Jennison Sector Funds, Inc. 29

How the Funds are Managed

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing, the shares of all share classes available for each Fund. PIMS also provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1%, 1% and 1%, respectively. Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's Statement of Additional Information and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of the calendar month on its website within approximately 30 days after the end of the month. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month, and will be available on each Fund's website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

30 Visit our website at www.jennisondryden.com

Fund Distributions and Tax Issues

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from each Fund also may be subject to state and local income taxes.

Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes dividends of any net investment income to shareholders - typically once a year. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be subject to taxation whether or not they are reinvested in the Fund.

Each Fund also distributes any realized net capital gains to shareholders - typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long a Fund holds the security - if a Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%. If a Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

Jennison Sector Funds, Inc. 31

Fund Distributions and Tax Issues

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Series LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see subsection "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year, unless you own shares of a Fund as part of a qualified or tax-deferred plan or account. If you do own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide a Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of a Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of a Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in

32 Visit our website at www.jennisondryden.com

share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of a Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Jennison Sector Funds, Inc. 33

Fund Distributions and Tax Issues

Automatic Conversion of Class B, Class M, Class X and New Class X Shares

You will not have a federal tax gain or loss when Class B, Class M, Class X and New Class X shares of a Fund automatically convert into Class A shares - which happens automatically approximately seven, eight, eight or ten years, respectively, after purchase - because it does not involve an actual sale of your Class B, Class M, Class X and New Class X shares. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M, Class X and New Class X Shares Convert to Class A Shares" in the next section.

Note: All Class X shares were issued prior to August 19, 1998 - All "Class X" shares issued on or after August 19, 1998 are actually New Class X shares.

34 Visit our website at www.jennisondryden.com

How to Buy, Sell and
Exchange Shares of the Funds

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of a Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at
(800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

With certain limited exceptions, a Fund is only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of each Fund, but Class Z shares are available only to limited groups of investors. Class L, Class M, Class X and New Class X shares are offered only by Jennison Health Sciences Fund and Jennison Technology Fund, are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds. In addition, shares of Jennison Health Sciences Fund are offered only to existing investors in Jennison Health Sciences Fund through dividend reinvestment and exchange from other Strategic Partners and JennisonDryden Funds.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).

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How to Buy, Sell and
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■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase (18 months of purchase for Class C shares purchased prior to February 2, 2004). The operating expenses of Class C shares are higher than the operating expenses of Class A shares and Class Z shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

■  The fact that only Class A, Class B, Class C shares and Class Z shares are available for direct purchase in each Fund, and Class L, Class M, Class X and New Class X shares of the Jennison Health Sciences Fund and Jennison Technology Fund are available only through exchange from the same share class of certain other Strategic Partners and JennisonDryden funds.

■  Because Class Z shares have lower operating expenses than any other class, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial

36 Visit our website at www.jennisondryden.com

intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class L2	Class M2		Class X2		New Class X2		Class Z2
Minimum purchase amount[1]	$1,000	$1,000		$2,500	$1,000	$1,000		$1,000		$1,000		None
Minimum amount for subsequent purchases[1]	$100	$100		$100	$100	$100		$100		$100		None
Maximum initial sales charge[1]	5.50% of the public offering price	None		None	5.75% of the public offering price	None		None		None		None
Contingent Deferred Sales Charge (CDSC)[3]	1%[4]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase (18 months for shares purchased prior to February 2, 2004)	1%[4,5]	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5/6 Year 7 Year 8	6% 5% 4% 3% 2% 1% 0%	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5/6 Year 7 Year 8	6% 5% 4% 3% 2% 1% 0%	If sold during: Year 1 Year 2 Year 3/4 Year 5 Year 6/7 Year 8 Year 9	6% 5% 4% 3% 2% 1% 0%	None
Annual distribution and service (12b-1) fees shown as a percentage of average net assets[4]	.30 of 1% (.25 of 1% currently)[6]	1%[6]		1%[6]	.50 of 1%[6]	1%[6]		1%[6]		1%[6]		None

1  The minimum initial investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  Class L, Class M, Class X and New Class X shares are available in the Jennison Health Sciences Fund and Jennison Technology Fund only, and are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.

3  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)."

4  Investors who purchase $1 million or more of Class A shares or Class L shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans affiliated with Prudential.

5  Investors who purchase $1 million or more of Class L shares of other JennisonDryden or Strategic Partners funds and subsequently exchange them for Class L shares of the Jennison Health Sciences Fund or Jennison Technology Fund, and sell these shares within 12 months of purchase are subject to a 1% CDSC.

6  These distribution and service (12b-1) fees are paid from each Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. With respect to Class L, Class M, Class X and New Class X shares, the service fee is up to .25 of 1% of the Fund's Class L, Class M, Class X and New Class X shares, respectively. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M, Class X and New Class X shares, is up to 1% (including the .25 of 1% service fee). For the fiscal year ending November 30, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares of each Fund to .25 of 1% of Class A shares' average daily net assets.

Jennison Sector Funds, Inc. 37

How to Buy, Sell and
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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00	5.26	4.50
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.75	3.90	3.25
$250,000 to $499,999	2.75	2.83	2.50
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999*	None	None	1.00	%**

*  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).

**  For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

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An eligible group of related investors includes any combination of the following:

■  an individual,

■  the individual's spouse, their children and parents,

■  the individual's and spouse's Individual Retirement Account (IRA),

■  any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual,

■  a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children, or

■  a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse,

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value per share (NAV) plus maximum sales charge) as of the previous business day, and

■  for Class B shares, Class C shares, Class M shares, Class X shares and New Class X shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for

Jennison Sector Funds, Inc. 39

How to Buy, Sell and
Exchange Shares of the Funds

notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans affiliated with Prudential).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds,

■  persons who have retired directly from active service with Prudential or one of its subsidiaries,

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates,

40 Visit our website at www.jennisondryden.com

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor, and

■  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides, administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. Additional Information concerning the Reduction or waiver of Class A's actual sales charges is available in the Fund's Statement of Additional Information (SAI) which is available free of charge upon request. The Fund makes available free of charge, on the Fund's website at www.jennisondryden.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

The Distributor may reallow Class A's sales charge to dealers.

Class B, Class M, Class X and New Class X Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, or if you buy Class M or Class X shares of the Jennison Health Sciences or Jennison Technology Fund and hold them for approximately eight years, respectively, or if you acquire New Class X shares (i.e. Class X shares purchased on or after August 19, 1998) and hold them for ten years we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M, Class X or New Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M, Class X and New Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M, Class X and New Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing

Jennison Sector Funds, Inc. 41

How to Buy, Sell and
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differential in the conversion of Class B, Class M, Class X, and New Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M, Class X or New Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M, Class X or New Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B, Class M, Class X and New Class X Shares."

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company),

42 Visit our website at www.jennisondryden.com

■  Prudential, with an investment of $10 million or more,

■  Qualified state tuition programs (529 plans), and

■  Foundations and endowments, with an investment of $100 million or more (applicable to Jennison Health Sciences Fund only).

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, each Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of any of the Funds than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Funds to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Funds also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Funds or their shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Funds, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Funds.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of each Fund, a periodic flat fee for set-up and maintenance of the Funds on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a

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number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

Step 3: Understanding the Price You'll Pay

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund - known as the net asset value per share or NAV - is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

A Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

44 Visit our website at www.jennisondryden.com

fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by a Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange a Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of a Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

What Price Will You Pay for Shares of a Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Class L, Class M, Class X and New Class X shares of Jennison Health Sciences Fund and Jennison Technology Fund are closed to new purchases and are only available through exchange. In addition, shares of Jennison Health Sciences Fund are offered only to existing investors in Jennison Health Sciences Fund through dividend reinvestment and exchange from other Strategic Partners and JennisonDryden Funds.

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Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A or Class L shares (in certain cases), Class B, Class C,

46 Visit our website at www.jennisondryden.com

Class M, Class X and New Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report for each Fund, which contain important financial information about the Funds. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of a Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delays if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

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If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1		Year 2		Year 3	Year 4	Year 5	Year 6	Year 7	Year 8(1)	Year 9
Class A	1	%(2)	-		-	-	-	-	-	-	-
Class B	5%		4%		3%	2%	1%	1%	-	-	-
Class C	1%		1	%(3)	-	-	-	-	-	-	-
Class L	1	%(2)	-		-	-	-	-	-	-	-
Class M	6%		5%		4%	3%	2%	2%	1%		-
Class X	6%		5%		4%	3%	2%	2%	1%	-%	-
New Class X	6%		5%		4%	4%	3%	2%	2%	1%	-

(1)  No CSDC is payable for any share class for the ninth year after purchase and any following year.

(2)  Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC within 12 months of purchase if you purchase $1 million or more of Class A or Class L shares through certain broker-dealers that are not affiliated with Prudential (the CSDC is waived for purchase by certain retirement or benefit plans.

(3)  For Class C shares purchased prior to February 2, 2004, you are subject to a 1% CDSC if you redeem those Class C shares in the first 18 months after purchase.

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares made during the CDSC period for the relevant share class, and

■  Amounts representing the cost of shares held beyond the CDSC period.

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Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held Class A, Class B and Class C shares, all purchases during the month are grouped together and considered to have been made on the last day of the month. For Class L, Class M, Class X and New Class X shares, the CDSC will be calculated based on the shares' NAV at the time of purchase. Any CDSC for Class L, Class M, Class X and New Class X shares will be calculated from the first day of the month after initial purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M, Class X and New Class X Shares

The CDSC will be waived if the Class B, Class M, Class X and New Class X shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge - Waiver of Contingent Deferred Sales Charge - Class B, Class M, Class X and New Class X Shares."

Waiver of the CDSC - Class C Shares

Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

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Redemption In Kind

If the sales of a Fund's shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.
This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares".

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or

50 Visit our website at www.jennisondryden.com

Strategic Partners mutual fund, but you cannot exchange Class A shares for Class B, Class C, Class L, Class M, Class R, Class X, New Class X or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class A, Class B, Class C, Class L, Class M or Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of each Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, each Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so each Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because each Fund cannot predict how much cash it will have to invest. In addition, if each Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, each Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to

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frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before each fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's Transfer Agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into each Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by each Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of each Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in each Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If each Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that each Fund expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's

52 Visit our website at www.jennisondryden.com

policies as set forth in each Fund's prospectus and Statement of Additional Information on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Each Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of a Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the applicable Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see section entitled "How to Sell Your Shares - Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Funds' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

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The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the applicable Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the applicable Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Financial Highlights

The financial highlights below are intended to help you evaluate each Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder of each share class of the Fund would have earned (or lost) on an investment in that share class of a Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions and sale at the end of the period. The information is for each share class for the periods indicated, except that there is no financial performance information available for Class L, Class M, Class X and New Class X shares of Jennison Health Sciences Fund and Jennison Technology Fund as of the date of this Prospectus, because these classes are new.

A copy of each Fund's annual report, along with each Fund's audited financial statements and report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

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Financial Highlights

JENNISON FINANCIAL SERVICES FUND

Class A Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001(b)	2000(b)
Net asset value, beginning of year	$	$11.88	$10.58	$11.92	$11.11	$9.36
Income (loss) from investment operations:
Net investment income		.11	.08	.04	.05	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions		1.62	1.60	(.76)	.86	1.67
Total from investment operations		1.73	1.68	(.72)	.91	1.75
Less distributions:
Dividends from net investment income		(.08)	-	-	(.10)	-
Distributions from net realized gain on investments		(.06)	(.38)	(.62)	-	-
Total distributions		(.14)	(.38)	(.62)	(.10)	-
Net asset value, end of year	$	$13.47	$11.88	$10.58	$11.92	$11.11
Total return(a)%		14.73%	16.61%	(6.42)%	8.06%	18.80%
Ratios/Supplemental Data	2005	2004	2003	2002	2001(b)	2000(b)
Net assets, end of year (000)		$28,110	$27,092	$27,084	$36,622	$28,801
Average net assets (000)		$27,955	$25,604	$32,778	$36,447	$22,614
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees(d)		1.49%	1.57%	1.50%	1.45%	1.33	%(c)
Operating expenses, excluding distribution and service (12b-1) fees		1.24%	1.32%	1.25%	1.20%	1.08	%(c)
Net investment income		.81%	.74%	.28%	.44%	.83	%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate		70%	93%	65%	81%	85%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Based on average shares outstanding during the year.

(c)  Net of management fee waiver.

(d)  The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

56 Visit our website at www.jennisondryden.com

JENNISON FINANCIAL SERVICES FUND

Class B Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class B Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001(c)	2000(c)
Net asset value, beginning of year	$	$11.57	$10.39	$11.80	$11.00	$9.33
Income (loss) from investment operations:
Net investment income (loss)		.01	- (b)	(.06)	(.04)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions		1.59	1.56	(.73)	.84	1.66
Total from investment operations		1.60	1.56	(.79)	.80	1.67
Less distributions:
Distributions from net realized gain on investments		(.06)	(.38)	(.62)	-	-
Net asset value, end of year	$	$13.11	$11.57	$10.39	$11.80	$11.00
Total return(a)%		13.90%	15.73%	(7.11)%	7.27%	17.90%
Ratios/Supplemental Data	2005	2004	2003	2002	2001(c)	2000(c)
Net assets, end of year (000)		$64,021	$68,888	$70,132	$91,892	$78,182
Average net assets (000)		$67,014	$65,823	$83,029	$92,775	$59,442
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		2.24%	2.32%	2.25%	2.20%	2.08	%(d)
Operating expenses, excluding distribution and service (12b-1) fees		1.24%	1.32%	1.25%	1.20%	1.08	%(d)
Net investment income (loss)		.05%	(.01)%	(.47)%	(.31)%	.09	%(d)

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Less than $.005 per share.

(c)  Based on average shares outstanding during the year.

(d)  Net of management fee waiver.

Jennison Sector Funds, Inc. 57

Financial Highlights

JENNISON FINANCIAL SERVICES FUND

Class C Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class C Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001(c)	2000(c)
Net asset value, beginning of year	$	$11.57	$10.39	$11.80	$11.00	$9.33
Income (loss) from investment operations:
Net investment income (loss)		- (b)	- (b)	(.06)	(.04)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions		1.60	1.56	(.73)	.84	1.66
Total from investment operations		1.60	1.56	(.79)	.80	1.67
Less distributions:
Distributions from net realized gain on investments		(.06)	(.38)	(.62)	-	-
Net asset value, end of year	$	$13.11	$11.57	$10.39	$11.80	$11.00
Total return(a)%		13.90%	15.73%	(7.11)%	7.27%	17.90%
Ratios/Supplemental Data	2005	2004	2003	2002	2001(c)	2000(c)
Net assets, end of year (000)		$25,480	$28,820	$30,937	$44,119	$41,011
Average net assets (000)		$27,402	$28,204	$38,005	$46,601	$30,639
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		2.24%	2.32%	2.25%	2.20%	2.08	%(d)
Operating expenses, excluding distribution and service (12b-1) fees		1.24%	1.32%	1.25%	1.20%	1.08	%(d)
Net investment income (loss)		.04%	(.02)%	(.47)%	(.30)%	.09	%(d)

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Less than $.005 per share.

(c)  Based on average shares outstanding during the year.

(d)  Net of management fee waiver.

58 Visit our website at www.jennisondryden.com

JENNISON FINANCIAL SERVICES FUND

Class Z Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class Z Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001(b)	2000(b)
Net asset value, beginning of year	$	$11.98	$10.63	$11.95	$11.15	$9.36
Income (loss) from investment operations:
Net investment income		.17	.11	.08	.08	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions		1.59	1.62	(.78)	.86	1.68
Total from investment operations		1.76	1.73	(.70)	.94	1.79
Less distribution:
Dividends from net investment income		(.11)	-	-	(.14)	-
Distributions from net realized gain on investments		(.06)	(.38)	(.62)	-	-
Total distributions		(.17)	(.38)	(.62)	(.14)	-
Net asset value, end of year	$	$13.57	$11.98	$10.63	$11.95	$11.15
Total investment return(a)%		14.90%	17.02%	(6.22)%	8.30%	19.10%
Ratios/Supplemental Data	2005	2004	2003	2002	2001(b)	2000(b)
Net assets, end of year (000)		$3,241	$7,007	$8,131	$13,570	$9,753
Average net assets (000)		$3,877	$6,851	$11,031	$12,855	$5,913
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		1.24%	1.32%	1.25%	1.20%	1.08	%(c)
Operating expenses, excluding distribution and service (12b-1) fees		1.24%	1.32%	1.25%	1.20%	1.08	%(c)
Net investment income		1.05%	.98%	.52%	.70%	1.13	%(c)

(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Based on average shares outstanding during the year.

(c)  Net of management fee waiver.

Jennison Sector Funds, Inc. 59

Financial Highlights

JENNISON HEALTH SCIENCES FUND

Class A Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001	2000
Net asset value, beginning of year	$	$13.93	$10.78	$15.62	$18.51	$10.86
Income (loss) from investment operations:
Net investment loss		(.12)	(.09)	(.04)	(.01)	(.01	)(b)
Net realized and unrealized gain (loss) on investments and foreign currency transactions		3.96	3.24	(3.99)	.10	7.81
Total from investment operations		3.84	3.15	(4.03)	.09	7.80
Less distributions:
Distributions from net realized gains		-	-	(.81)	(2.98)	(.15)
Net asset value, end of year	$	$17.77	$13.93	$10.78	$15.62	$18.51
Total return(a)%		27.57%	29.22%	(27.09)%	.76%	72.32%
Ratios/Supplemental Data	2005	2004	2003	2002	2001	2000
Net assets, end of year (000)		$110,644	$71,249	$54,246	$92,196	$98,129
Average net assets (000)		$89,310	$62,783	$72,143	$94,702	$59,890
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees(c)		1.30%	1.42%	1.37%	1.29%	1.10	%(b)
Operating expenses, excluding distribution and service (12b-1) fees		1.05%	1.17%	1.12%	1.04%	.85	%(b)
Net investment loss		(.81)%	(.73)%	(.48)%	(.49)%	(.13	)%(b)
For Class A, B, C and Z shares:
Portfolio turnover rate		190%	192%	116%	94%	138%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

(b)  Net of management fee waiver.

(c)  The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

60 Visit our website at www.jennisondryden.com

JENNISON HEALTH SCIENCES FUND

Class B Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class B Shares

Six Months

  Ended 5-31  Fiscal Years Ended 11-30

Per Share Operating Performance	2005	2004	2003	2002	2001	2000
Net asset value, beginning of year	$	$13.42	$10.47	$15.30	$18.31	$10.83
Income (loss) from investment operations:
Net investment loss		(.26)	(.20)	(.17)	(.21)	(.11	)(b)
Net realized and unrealized gain (loss) on investments and foreign currency transactions		3.84	3.15	(3.85)	.18	7.74
Total from investment operations		3.58	2.95	(4.02)	(.03)	7.63
Less distributions:
Distributions from net realized gains		-	-	(.81)	(2.98)	(.15)
Net asset value, end of year	$	$17.00	$13.42	$10.47	$15.30	$18.31
Total return(a)%		26.68%	28.18%	(27.62)%	.06%	70.85%
Ratios/Supplemental Data	2005	2004	2003	2002	2001	2000
Net assets, end of year (000)		$172,722	$148,077	$129,568	$215,087	$222,772
Average net assets (000)		$168,691	$137,866	$164,481	$207,806	$156,579
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		2.05%	2.17%	2.12%	2.04%	1.85	%(b)
Operating expenses, excluding distribution and service (12b-1) fees		1.05%	1.17%	1.12%	1.04%	.85	%(b)
Net investment loss		(1.56)%	(1.47)%	(1.23)%	(1.24)%	(.87	)%(b)

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

(b)  Net of management fee waiver.

Jennison Sector Funds, Inc. 61

Financial Highlights

JENNISON HEALTH SCIENCES FUND

Class C Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class C Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001	2000
Net asset value, beginning of year	$	$13.42	$10.47	$15.30	$18.31	$10.83
Income (loss) from investment operations:
Net investment loss		(.25)	(.21)	(.18)	(.22)	(.12	)(b)
Net realized and unrealized gain (loss) on investments and foreign currency transactions		3.83	3.16	(3.84)	.19	7.75
Total from investment operations		3.58	2.95	(4.02)	(.03)	7.63
Less distributions:
Distributions from net realized gains		-	-	(.81)	(2.98)	(.15)
Net asset value, end of year	$	$17.00	$13.42	$10.47	$15.30	$18.31
Total return(a)%		26.68%	28.18%	(27.62)%	.06%	70.85%
Ratios/Supplemental Data	2005	2004	2003	2002	2001	2000
Net assets, end of year (000)		$62,754	$52,212	$47,750	$86,887	$93,698
Average net assets (000)		$58,455	$49,357	$63,423	$86,176	$69,491
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		2.05%	2.17	2.12%	2.04%	1.85	%(b)
Operating expenses, excluding distribution and service (12b-1) fees		1.05%	1.17	1.12%	1.04%	.85	%(b)
Net investment loss		(1.56)%	(1.47)%	(1.23)%	(1.23)%	(.87	)%(b)

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

(b)  Net of management fee waiver.

62 Visit our website at www.jennisondryden.com

JENNISON HEALTH SCIENCES FUND

Class Z Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class Z Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001	2000
Net asset value, beginning of year	$	$14.11	$10.90	$15.74	$18.58	$10.88
Income (loss) from investment operations:
Net investment income (loss)		(.07)	(.01)	- (c)	.04	.01	(b)
Net realized and unrealized gain (loss) on investments and foreign currency transactions		4.02	3.22	(4.03)	.10	7.84
Total from investment operations		3.95	3.21	(4.03)	.14	7.85
Less distributions:
Distributions from net realized gains		-	-	(.81)	(2.98)	(.15)
Net asset value, end of year	$	$18.06	$14.11	$10.90	$15.74	$18.58
Total return(a)%		27.99%	29.45%	(26.88)%	1.14%	72.55%
Ratios/Supplemental Data	2005	2004	2003	2002	2001	2000
Net assets, end of year (000)		$29,046	$21,607	$19,106	$32,475	$31,101
Average net assets (000)		$19,846	$18,671	$24,447	$30,209	$17,429
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		1.05%	1.17%	1.12%	1.04%	.85	%(b)
Operating expenses, excluding distribution and service (12b-1) fees		1.05%	1.17%	1.12%	1.04%	.85	%(b)
Net investment income (loss)		(.57)%	(.48)%	(.23)%	(.25)%	.12	%(b)

(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

(b)  Net of management fee waiver.

(c)  Less than ($0.005).

Jennison Sector Funds, Inc. 63

Financial Highlights

JENNISON TECHNOLOGY FUND

Class A Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001	2000
Net asset value, beginning of year	$	$6.74	$5.15	$7.07	$11.72	$13.44
Income (loss) from investment operations:
Net investment loss		(.08)	(.09)	(.10)	(.07)	(.11	)(b)
Net realized and unrealized gain (loss) on investment transactions		.26	1.68	(1.82)	(3.36)	(1.53)
Total from investment operations		.18	1.59	(1.92)	(3.43)	(1.64)
Less distributions:
Distributions from net realized gain on investments		-	-	-	(1.22)	(.08)
Net asset value, end of year	$	$6.92	$6.74	$5.15	$7.07	$11.72
Total return(a)%		2.67%	30.87%	(27.16)%	(33.35)%	(12.39)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001	2000
Net assets, end of year (000)		$45,559	$51,747	$43,808	$70,417	$107,924
Average net assets (000)		$46,601	$42,894	$54,459	$86,366	$137,874
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees(c)		1.58%	1.86%	1.86%	1.53%	1.08	%(b)
Operating expenses, excluding distribution and service (12b-1) fees		1.33%	1.61%	1.61%	1.28%	.83	%(b)
Net investment loss		(1.20)%	(1.59)%	(1.57)%	(.85)%	(.74	)%(b)
For Class A, B, C and Z shares:
Portfolio turnover rate		181%	188%	164%	154%	151%

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Net of management fee waiver.

(c)  The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

64 Visit our website at www.jennisondryden.com

JENNISON TECHNOLOGY FUND

Class B Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class B Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001	2000
Net asset value, beginning of year	$	$6.52	$5.01	$6.94	$11.60	$13.40
Income (loss) from investment operations:
Net investment loss		(.14)	(.13)	(.15)	(.14)	(.23	)(b)
Net realized and unrealized gain (loss) on investment transactions		.27	1.64	(1.78)	(3.30)	(1.49)
Total from investment operations		.13	1.51	(1.93)	(3.44)	(1.72)
Less distributions:
Distributions from net realized gain on investments		-	-	-	(1.22)	(.08)
Net asset value, end of year	$	$6.65	$6.52	$5.01	$6.94	$11.60
Total return(a)%		1.99%	30.14%	(27.81)%	(33.83)%	(13.03)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001	2000
Net assets, end of year (000)		$77,752	$92,163	$80,613	$138,220	$230,357
Average net assets (000)		$80,941	$77,751	$101,549	$170,790	$306,603
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		2.33%	2.61%	2.61%	2.28%	1.83	%(b)
Operating expenses, excluding distribution and service (12b-1) fees		1.33%	1.61%	1.61%	1.28%	.83	%(b)
Net investment loss		(1.95)%	(2.35)%	(2.32)%	(1.59)%	(1.49	)%(b)

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Net of management fee waiver.

Jennison Sector Funds, Inc. 65

Financial Highlights

JENNISON TECHNOLOGY FUND

Class C Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class C Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001	2000
Net asset value, beginning of year	$	$6.52	$5.01	$6.94	$11.60	$13.40
Income (loss) from investment operations:
Net investment loss		(.14)	(.13)	(.15)	(.14)	(.23	)(b)
Net realized and unrealized gain (loss) on investment transactions		.27	1.64	(1.78)	(3.30)	(1.49)
Total from investment operations		.13	1.51	(1.93)	(3.44)	(1.72)
Less distributions:
Distributions from net realized gain on investments		-	-	-	(1.22)	(.08)
Net asset value, end of year	$	$6.65	$6.52	$5.01	$6.94	$11.60
Total return(a)%		1.99%	30.14%	(27.81)%	(33.83)%	(13.03)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001	2000
Net assets, end of year (000)		$26,004	$32,234	$28,710	$50,876	$83,717
Average net assets (000)		$27,655	$27,519	$36,790	$63,088	$111,334
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		2.33%	2.61%	2.61%	2.28%	1.83	%(b)
Operating expenses, excluding distribution and service (12b-1) fees		1.33%	1.61%	1.61%	1.28%	.83	%(b)
Net investment loss		(1.96)%	(2.35)%	(2.31)%	(1.59)%	(1.49	)%(b)

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Net of management fee waiver.

66 Visit our website at www.jennisondryden.com

JENNISON TECHNOLOGY FUND

Class Z Shares

For the fiscal year ended November 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years presented through November 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class Z Shares

	Six Months
	Ended 5-31	Fiscal Years Ended 11-30
Per Share Operating Performance	2005	2004	2003	2002	2001	2000
Net asset value, beginning of year	$	$6.82	$5.20	$7.12	$11.76	$13.46
Income (loss) from investment operations:
Net investment loss		(.07)	(.06)	(.08)	(.05)	(.08	)(b)
Net realized and unrealized gain (loss) on investment transactions		.27	1.68	(1.84)	(3.37)	(1.54)
Total from investment operations		.20	1.62	(1.92)	(3.42)	(1.62)
Less distributions:
Distributions from net realized gain on investments		-	-	-	(1.22)	(.08)
Net asset value, end of year	$	$7.02	$6.82	$5.20	$7.12	$11.76
Total return(a)%		2.93%	31.15%	(26.97)%	(33.14)%	(12.23)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001	2000
Net assets, end of year (000)		$6,367	$7,478	$5,906	$10,274	$16,386
Average net assets (000)		$6,738	$5,030	$7,193	$12,330	$21,704
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1) fees		1.33%	1.61%	1.61%	1.28%	.83	%(b)
Operating expenses, excluding distribution and service (12b-1) fees		1.33%	1.61%	1.61%	1.28%	.83	%(b)
Net investment loss		(.95)%	(1.28)%	(1.32)%	(.58)%	(.49	)%(b)

(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Net of management fee waiver.

Jennison Sector Funds, Inc. 67

Notes

68 Visit our website at www.jennisondryden.com

Notes

Jennison Sector Funds, Inc. 69

FOR MORE INFORMATION

Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (from
outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment Management
Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Funds documents from the (SEC) as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Fund's investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Funds and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Jennison Financial Services Fund Symbols

Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX

CUSIP	476294103	476294202	476294301	476294400

Jennison Health Sciences Fund Symbols

Share Class	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	-	-	-	PHSZX

CUSIP	476294509	476294608	476294707	-	-	-	476294806

Jennison Technology Fund Symbols

Share Class	A	B	C	L	M	X	Z
NASDAQ	PTYAX	PTYBX	PTYCX	-	-	-	PTFZX

CUSIP	476294889	476294871	476294863	-	-	-	476294855

MF188A   Investment Company Act File No. 811-3175

JENNISON SECTOR FUNDS, INC.

Statement of Additional Information
September ___, 2005

Jennison Sector Funds, Inc. (the Company) is an open-end, management investment company presently consisting of the following four series: Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Technology Fund and Jennison Utility Fund (each a Fund and, collectively, the Funds). Each of the Funds is a non-diversified series that focuses its investments on companies in a particular group of industries (a sector).

The investment objective of Jennison Financial Services Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies in the banking and financial services group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

The investment objective of Jennison Health Sciences Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies engaged in the drug, health care, medicine, medical device, medical insurance carriers and biotechnology group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

The investment objective of Jennison Technology Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies in the technology and technology-related group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

The investment objective of Jennison Utility Fund is total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective through investment in equity-related and investment-grade debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that its investment adviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.

There can be no assurance that a Fund's investment objective will be achieved, see "Description of the Funds, Their Investments and Risks."

The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with Jennison Utility Fund's Prospectus dated March 18, 2005, and the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund dated September ___, 2005 (each, a Prospectus), copies of which may be obtained at no charge from the Company upon request at the address or telephone number noted above. Each Fund's audited financial statements for the fiscal year ended November 30, 2004 are incorporated in this SAI by reference to that Fund's 2004 annual report to shareholders (File No. 811-3175). You may obtain a copy of each Fund's annual report at no charge by request to the Company at the address or telephone number noted above.

COMPANY HISTORY

The Company was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective May 17, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, and Prudential Utility Fund became a fourth series of the Company.

Since June 30, 2003, the Company and Funds have used the following names:

Former Name	Current Name
Prudential Sector Funds, Inc. -Prudential Financial Services Fund -Prudential Health Sciences Fund -Prudential Technology Fund -Prudential Utility Fund	Jennison Sector Funds, Inc. Jennison Financial Services Fund Jennison Health Sciences Fund Jennison Technology Fund Jennison Utility Fund

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

Classification

The Company is an open-end, management investment company. Each Fund is non-diversified.

Investment Strategies, Policies and Risks

Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund each have an investment objective of long-term capital appreciation. Jennison Utility Fund's investment objective is total return through a combination of capital appreciation and current income. Under normal circumstances, each Fund, other than Jennison Utility Fund, intends to invest at least 80% of its net assets plus any borrowings for investment purposes (investable assets) in equity-related securities of U.S. companies within its sector. Jennison Utility Fund intends to invest at least 80% of its investable assets in equity-related and investment-grade debt securities of utility companies. Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area. While the principal investment policies and strategies for seeking to achieve each Fund's objective are described in that Fund's Prospectus, each Fund may from time to time use the securities, instruments, principal and non-principal policies and strategies that are further described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.

Each Fund will concentrate its investments in the sector as described in its Prospectus.

Jennison Financial Services Fund concentrates its investments in industries comprised of the following types of companies: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. Companies in these industries include the following:

Major banks Mid-sized banks Smaller banks Non-U.S. banks Real estate investment trusts Rental/leasing companies	Savings & loan associations Finance companies Investment banking/brokers Investment managers Diversified financial services Mutual funds	Property/casualty insurers Multi-line insurers Life insurance Accident and health insurance Specialty insurers Insurance brokers

Jennison Health Sciences Fund concentrates its investments in the following types of health services companies: hospitals, nursing and residential care homes, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries include the following:

Major pharmaceuticals Specialty pharmaceuticals (including drug delivery) Other pharmaceuticals Generic drug companies Biotechnology companies Medical devices/equipment companies	Medical specialties Healthcare providers Managed care Drug/medical/dental distribution Hospital management Assisted living services	Medical nursing services companies Healthcare information services companies Other healthcare services companies (including providers of outsourcing services) Contract research organizations

Jennison Technology Fund concentrates its investments in the following industries: computers, electronics and electronic equipment. These industries include companies that provide the following services or design, manufacture or sell the following products:

Semiconductors Telecommunications equipment Precision instruments Office/plant automation Consumer electronics/applications Electronics distribution Media content Major U.S. telecommunications services	Electronic components Military/government services Electronic data processing (E.D.P.) Computer communications Internet services Broadcasting Other telephone/communications	Diversified electronic products Aerospace E.D.P. peripherals Electronic production Computer software Financial publishing/services Cable television Cellular telephone

Jennison Utility Fund invests in utility companies, including companies in the following businesses:

Electric Gas Gas pipeline Telephone	Telecommunications Water Cable	Airport Seaport Toll road

Where the focus of one Fund may overlap with that of another Fund, such Funds may invest in securities of the same issuer.

Foreign Securities

Each Fund may invest up to 20% of its investable assets in foreign money market instruments and debt and equity securities. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are not considered foreign securities within this limitation. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

Foreign securities involve certain risks that should be considered carefully by an investor in a Fund. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of a Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. A Fund may have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

Investing in Jennison Utility Fund may involve additional risks because the utility companies of many major foreign countries, such as the United Kingdom, Spain and Mexico, have substantially increased investor ownership (including ownership by U.S. investors). As a result, these companies have become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. Political conditions and instability in certain countries may also create additional risks. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by Jennison Utility Fund.

Structured Notes

Jennison Health Sciences Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Fund will invest are linked to equity securities or equity indexes (reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Fixed-Income Obligations

Jennison Financial Services Fund, Jennison Technology Fund and Jennison Utility Fund may each invest in fixed-income obligations. Jennison Health Sciences Fund may not invest in fixed-income obligations. Except where otherwise indicated, each such Fund will invest in securities rated BBB/Baa or above by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service Inc. (Moody's), respectively, or in securities determined by the investment advisers to be of comparable quality.

The market value of fixed-income obligations of each Fund (except Jennison Health Sciences Fund) will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by each such Fund. The market value of the obligations held by a Fund can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yield than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by S&P, Moody's or other major rating service are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each investment adviser will also make its own evaluation of these securities on behalf of a Fund. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Lower-Rated and Unrated Debt Securities

Jennison Financial Services Fund and Jennison Technology Fund may invest up to 5% of their total assets in lower-rated and unrated debt securities. Non-investment-grade fixed-income securities are rated lower than Baa by Moody's or BBB by S&P (or, if not rated, determined by the investment adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities.

Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund.

Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Risk Management and Return Enhancement Strategies

Each Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put and call options on equity securities and on stock indexes, (2) the purchase and sale of listed stock and bond index futures and options thereon and (3) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. Each Fund may engage in these transactions on U.S. or foreign securities exchanges or, in the case of equity and stock index options, in the over-the-counter market (OTC). Each Fund also may purchase and sell foreign currency forward contracts. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Fund may use them to the extent they are consistent with its investment objective and policies.

Options on Equity Securities

Each Fund may purchase and write (that is, sell) put and call options on equity securities that are traded on securities exchanges, on Nasdaq (Nasdaq options) or in the over-the-counter market (OTC options).

Call Options on Stock. A call option is a short-term contract that gives the purchaser, in exchange for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by a Fund for writing the option.

Put Options on Stock. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes as described below.

A Fund may purchase put options as a portfolio investment strategy when its investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.

Stock Index Options

Each Fund also may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on Nasdaq or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

A Fund's successful use of options on indexes depends upon its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by a Fund. Likewise, if a stock index call option written by a Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

Futures Contracts and Options Thereon

Stock and Bond Index Futures. Each Fund may use listed stock and bond index futures traded on a commodities exchange or board of trade to better manage or reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

A stock or bond index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments.

A Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in the Fund's portfolio or that it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by a Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

Options on Stock and Bond Index Futures Contracts. Each Fund also may purchase and write options on stock and bond index futures contracts to reduce certain risks of its investments and to attempt to enhance return. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

Futures Contracts on Foreign Currencies. Each Fund is permitted to buy and sell futures contracts on foreign currencies, and purchase and write options thereon for hedging purposes. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark-to-market."

A Fund's successful use of futures contracts and options thereon depends on its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if a Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of a Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time.

Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. Each Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (CFTC). Each Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)):

(i)  the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

(ii)  the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that each Fund has entered into does not exceed the liquidation value of each Fund's portfolio, after taking into account profits and unrealized losses on any such contracts that each Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits"). The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, each Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, each Fund may avail itself of this relief.

Risks of Risk Management and Return Enhancement Strategies

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If a Fund's investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

Risks of Transactions in Stock Options

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When a Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While a Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Fund may be unable to liquidate an OTC option.

Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, a Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indexes in the over-the-counter market.

As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, a Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to a Fund is dependent upon the financial viability of the counterparty. If a Fund decides to enter into transactions in OTC options, its investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

Risks of Options on Indexes

A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to its investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. Each investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, the Fund may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indexes that include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.

Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in its investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

Special Risks of Writing Calls on Indexes

Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described above under "Stock Index Options."

Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of a Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 331/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When a Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice is filed.

Special Risks of Purchasing Puts and Calls on Indexes

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Risks of Transactions in Options on Stock and Bond Index Futures

There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if a Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, a Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if a Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

Foreign Currency Forward Contracts

Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

A Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Fund may enter. However, a Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). A Fund will not speculate in forward contracts. A Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund may be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, each Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If a Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code, see "Taxes, Dividends and Distributions."

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies

Each Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that a Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

Each Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

If, on the other hand, a Fund's investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Instead of purchasing or selling futures or forward currency exchange contracts, a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to fully hedge its positions by purchasing such options.

Each Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which a Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (as compared to the U.S. dollar) historically have a high degree of positive correlation.

Risks of Transactions in Exchange-Traded Options

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Foreign Currencies

Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

Risks of Transactions in Futures Contracts on Foreign Currencies

There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Fund's investment adviser may still not result in a successful hedging transaction for the Fund.

Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

Successful use of futures contracts by a Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts on Foreign Currencies

An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Position Limits

Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of its investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

When-Issued and Delayed Delivery Securities

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Repurchase Agreements

A Fund may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

Each Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (the Commission or SEC). On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Borrowing

Each Fund may borrow up to 331/3% of the value of its total assets (calculated when the loan is made). Each Fund may pledge up to 331/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

Lending of Securities

Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 331/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, each of the Funds will not lend more than 331/3% of the value of their total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the lending Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the lending Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

A loan may be terminated by the borrower or by the lending Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the lending Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Segregated Assets

Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

Illiquid Securities

Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisers anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, each investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by that Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Securities of Other Investment Companies

Each Fund may purchase shares of affiliated investment companies as permitted by the Commission. Each Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If a Fund does invest in securities of other investment companies, shareholders of such Fund may be subject to duplicate management and advisory fees.

Exchange-Traded Funds. Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund each may invest in exchange-traded funds in an amount up to 5% of their total assets. Shareholders may be subject to duplicate management and advisory fees if these Funds invest in securities of other investment companies. Also these securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.

Short Sales

Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Technology Fund and Jennison Utility Fund, each, may sell a security it does not own (i.e., make short sales) in anticipation of a decline in the market value of that security. The Jennison Utility Fund is limited to making short sales "against the box." Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, a Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

A Fund will incur a loss as a result of a short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 10% of Jennison Utility Fund's total assets and no more than 20% of other Funds' investable assets will be, when added together, (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, (2) segregated in connection with short sales, and (3) used as cover for short sales.

Temporary Defensive Strategy and Short-term Investments

When conditions dictate a defensive strategy, or pending investment of proceeds from sales of a Fund's shares, a Fund may invest up to 100% of the Fund's total assets in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Each Fund also may invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund, see "Repurchase Agreements" above.

Portfolio Turnover

Each Fund's portfolio turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover, see "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

The portfolio turnover rates for the Funds for the fiscal years ended November 30, 2004 and 2003 were as follows:

Fund	2004	2003
Jennison Utility Fund	30%	35%
Jennison Financial Services Fund	70%	93%
Jennison Health Sciences Fund	190%	192%
Jennison Technology Fund	181%	188%

INVESTMENT RESTRICTIONS

Investment restrictions listed below have been adopted by the Funds as fundamental policies, except as otherwise indicated. Under the 1940 Act, a Fund's fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of a Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund may not:

1.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3.  Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4.  Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in any one industry other than as follows: Jennison Financial Services Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the financial services group of industries. Jennison Health Sciences Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the health sciences group of industries. Jennison Technology Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the technology group of industries. Jennison Utility Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the utility group of industries.

5.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 4, each Fund relies on the Global Industry Classification Standard (GICS) published by S&P in determining industry classification. A Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, or a Fund holds more than 15% of its net assets in illiquid securities, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, each Fund has the following additional investment restrictions.

The Fund may not:

1.  Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.  Invest for the purpose of exercising control or management.

3.  Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

In addition to the previous investment restrictions, Jennison Utility Fund also has the following non-fundamental investment restrictions.

The Fund may not:

1.  Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

2.  Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

3.  Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

The Office of Public Utility Regulation of the Commission has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Jennison Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of Jennison Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.

Each Fund will provide 60 days' written notice to shareholders of a change in that Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by the Fund's name.

MANAGEMENT OF THE COMPANY

Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors." "Fund Complex" consists of the Company and any other investment companies managed by Prudential Investments LLC (PI).

Independent Directors

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Linda W. Bynoe (53)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.	92	Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (71)	Director	Since 2003	Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).	92	None.

Robert E. La Blanc (71)	Director	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.	92	Director of Chartered Semiconductor Manufacturing Ltd. (since 1998), Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkingdale (66)	Director	Since 1996	Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	92	Director of Gannett Co., Director of Continental Airlines, Inc., (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62)	Director	Since 1993	Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).	91	None.

Robin B. Smith (65)	Director	Since 1996	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	91	Director of BellSouth Corporation (since 1992).

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Stephen G. Stoneburn (62)	Director	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	91	None.

Clay T. Whitehead (66)	Director	Since 1996	President (since 1983) of National Exchange Inc. (new business development firm).	92	Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Judy A. Rice (57)*	President and Director	Since 2003 Since 2000	President, Chief Executive Officer, Chief Operating Officer and
Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer
			(since May 2003) of American Skandia Advisory Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Investment Services, Inc. (ASISI) and American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC (PIMS); President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC (PMFS); formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.	92	None.

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Robert F. Gunia (58)*	Vice President and Director	Since 1996	Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since December 1996) of PI; President (since April 1999) of PIMS; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of ASISI; American Skandia Investment Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of PMFS; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated.	167	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund Inc.

Information pertaining to the Officers of the Company who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Deborah A. Docs (47)	Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of ASISI.

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc. (PIM); formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Kathryn L. Quirk	Chief Legal Officer	Since 2005	[to come]

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 1998	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of ASISI and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities Incorporated.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2002	Vice President of Prudential (since November 1998); First Vice President of Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer of ASISI, American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Jonathan D. Shain (46)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

*  "Interested" Directors, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI), the investment advisers (Jennison Associates LLC and/or Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Services LLC).

**  Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***  There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as a Director and/or Officer.

****  This column includes only Directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

†  The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

The Company has Directors who, in addition to overseeing the actions of the Company's Manager, investment advisers and Distributor, decide upon matters of general policy in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Company.

Directors and officers of the Company are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Shareholder Communications with Directors

Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Sector Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Standing Board Committees

The Board of Directors (the Board) has established three standing committees in connection with governance of the Company-Audit, Nominating and Governance and Valuation.

Audit Committee. The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Company's independent registered public accounting firms, accounting policies and procedures, and other areas relating to the Company's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firms directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firms to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Company, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Company. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended November 30, 2004.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act.

The Nominating and Governance Committee met two times during the fiscal year ended November 30, 2004. The Nominating and Governance Committee Charter is available on the Fund's website at www.jennisondryden.com

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed as "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Jennison Sector Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

•  any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Trust Officer availability. The Valuation Committee met five times during the fiscal year ended November 30, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

In addition to the three standing committees of the Company, the Board has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Fund Complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. The following Independent Directors of the Company serve on the Executive Committee: Mr. La Blanc and Ms. Smith. Independent directors/trustees from other funds in the Fund Complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Company management on issues that affect more than one fund; serving as a liaison between the Boards of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors. Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of Independent Directors.

The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

The Company has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended November 30, 2004 to the Independent Directors for service on the Company's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name and Position***	Aggregate Fiscal Year Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expense	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Company and Fund Complex Paid to Independent Directors
Linda W. Bynoe****	None	None	None	None
David E. A. Carson	$10,469	None	None	$199,750 (38/92)*
Robert E. La Blanc	$9,936	None	None	$204,500 (38/92)*
Douglas H. McCorkindale**	$9,708	None	None	$176,916 (38/92)*
Richard A. Redeker	$10,172	None	None	$184,833 (37/91)*
Robin B. Smith**	$11,035	None	None	$206,500 (37/91)*
Stephen G. Stoneburn**	$10,273	None	None	$194,000 (37/91)*
Clay T. Whitehead	$10,547	None	None	$201,500 (38/92)*

*  Number of Funds/Portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged during 2004.

**  Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of Directors, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2004, total value of compensation for the calendar year amounted to approximately $291,729, $195,039 and $423,670 for Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.

***  Interested Directors and Officers do not receive any compensation from the Company or the Fund Complex.

****  Ms. Bynoe became a Director of each of the Funds as of March 2, 2005.

Interested Directors and Fund officers do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Linda W. Bynoe*	None	-
David A. Carson	$10,001-$50,000 (Jennison Health Sciences Fund)	Over $100,000
Robert E. La Blanc	$10,001-$50,000 (Jennison Technology Fund)	Over $100,000
Douglas H. McCorkindale	$50,001-$100,000 (Jennison Utility Fund)	Over $100,000
Richard A. Redeker	-	Over $100,000
Robin B. Smith	Over $100,000 (Jennison Health Sciences Fund)	Over $100,000
Stephen G. Stoneburn	-	Over $100,000
Clay T. Whitehead	$1-$10,000 (Jennison Technology Fund)	Over $100,000
$10,001-$50,000 (Jennison Health Sciences Fund)

*  Ms. Bynoe became a Director of each of the Funds as of March 2, 2005.

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Robert F. Gunia	$10,001-$50,000	Over $100,000
	(Jennison Utility Fund)	Over $100,000
Judy A. Rice	-

None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Company as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

As of August 26, 2005, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

As of August 26, 2005, the following shareholders owned more than 5% of the outstanding shares of any class of Jennison Financial Services Fund:

Name	Address	Class	Number of Shares/ % of Class

As of August 26, 2005, Wachovia Securities was record holder of _________ Class A shares (or ____% of the outstanding Class A shares), _________ Class B shares (or ____% of the outstanding Class B shares), ________ Class C shares (or ____% of the outstanding Class C shares) and ______ Class Z shares (or ____% of the outstanding Class Z shares) of Jennison Financial Services Fund.

As of August 26, 2005, the following shareholders owned more than 5% of the outstanding shares of any class of Jennison Health Sciences Fund:

Name	Address	Class	Number of Shares/ % of Class

As of August 26, 2005, Wachovia Securities was record holder of __________ Class A shares (or ____% of the outstanding Class A shares), __________ Class B shares (or ____% of the outstanding Class B shares), __________ Class C shares (or ____% of the outstanding Class C shares) and _________ Class Z shares (or ____% of the outstanding Class Z shares) of Jennison Health Sciences Fund. Class L, Class M, Class X and New Class X shares had not been issued as of this date.

As of August 26, 2005, no shareholder owned more than 5% of the outstanding shares of any class of Jennison Technology Fund:

Name	Address	Class	Number of Shares/ % of Class

As of August 26, 2005, Wachovia Securities was record holder of _________ Class A shares (or ____% of the outstanding Class A shares), _________ Class B shares (or ____% of the outstanding Class B shares), _________ Class C shares (or ____% of the outstanding Class C shares) and _______ Class Z shares (or ____% of the outstanding Class Z shares) of Jennison Technology Fund. Class L, Class M, Class X and New Class X shares had not been issued as of this date.

As of August 26, 2005, the following shareholders owned at least 5% of the outstanding shares of any class of Jennison Utility Fund:

Name	Address	Class	Number of Shares/ % of Class

As of August 26, 2005, Wachovia Securities was record holder of ________ Class A shares (or ____% of the outstanding Class A shares), _________ Class B shares (or _____% of the outstanding Class B shares), __________ Class C shares (or ____% of the outstanding Class C shares) and _______ Class Z shares (or ____% of the outstanding Class Z shares) of Jennison Utility Fund.

In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Advisers

The Manager of each Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the open-end investment companies that, together with each Fund, comprise the JennisonDryden and Strategic Partners mutual funds, see "How the Fund is Managed-Manager" in Jennison Utility Fund's Prospectus and "How the Funds are Managed-Manager" in the other Funds' Prospectus. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds complex and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

Pursuant to each Management Agreement with the Company (each a Management Agreement and, collectively, the Management Agreements), PI, subject to the supervision of the Company's Board and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of each Fund.

PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of all investment advisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS. The management services of PI for the Company are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to a Management Agreement, a fee at an annual rate of .60 of 1% of Jennison Utility Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of average daily net assets in excess of $6 billion. For its services to Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, PI receives, pursuant to a Management Agreement, a fee at an annual rate of .75 of 1% of each such Fund's average daily net assets up to and including $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. These fees are computed daily and payable monthly.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

(a) the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PI or each Fund's investment advisers;

(b) all expenses incurred by PI or by each Fund in connection with managing the ordinary course of each Fund's business, other than those assumed by each Fund as described below; and

(c) the costs and expenses payable to Jennison, pursuant to four subadvisory agreements between PI and Jennison (Subadvisory Agreement).

Under the terms of each Management Agreement, a Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution and service fees.

Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. Each Management Agreement permits PI to employ investment advisers under a "manager-of-managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without seeking shareholder approval.

For the six months period ended May 31, 2005 and the fiscal years ended November 30, 2004, 2003 and 2002, each Fund paid the following management fees to PI:

	Six Months Period Ended May 31,	Fiscal Year Ending November 30
Fund	2005	2004	2003	2002
	(unaudited)
Jennison Utility Fund	$	$11,802,083	$10,564,410	$12,603,365
Jennison Financial Services Fund	$	$946,862	$948,613	$1,236,324
Jennison Health Sciences Fund	$	$2,522,264	$2,015,071	$2,433,686
Jennison Technology Fund	$	$1,214,509	$1,148,953	$1,499,928

PI has hired Jennison Associates LLC (Jennison, the investment adviser or the Subadviser, as applicable) to provide subadvisory services to each Fund. Prior to June 9, 2003, PI also employed Prudential Investment Management, Inc. (PIM, the investment adviser or Subadviser, as applicable) to provide subadvisory services to the Enhanced Index portfolio of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund.

PI has entered into four Subadvisory Agreements with Jennison. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of each Fund. In connection therewith, Jennison is obligated to keep certain books and records of each Fund for which it serves as investment adviser. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises Jennison's performance of such services. Jennison is paid by PI at the annual rate of .30 of 1% of Jennison Utility Fund's average daily net assets up to $250 million, .238 of 1% of the Fund's average net assets from $250 million to $750 million, .203 of 1% of average net assets from $750 million to $1.5 billion, .170 of 1% of average daily net assets from $1.5 billion to $2 billion, .140 of 1% of average net assets from $2 billion to $4 billion, .122 of 1% of average net assets from $4 billion to $6 billion and .105 of 1% of average net assets over $6 billion. Jennison is paid by PI at an annual rate of .30 of 1% of Jennison Health Sciences Fund's average daily net assets up to $300 million and .25 of 1% of assets in excess of $300 million. PI compensates Jennison at an annual rate of .375 of 1% of Jennison Financial Services Fund's and Jennison Technology Fund's respective average daily net assets.

Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the applicable Management Agreement with that Fund. Each Subadvisory Agreement may be terminated by the Company, PI or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Funds' Prospectuses, PI employs Jennison under a "manager of managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreements without seeking shareholder approval.

PIM furnished investment advisory services in connection with the management to the Enhanced Index portfolio of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund under three Subadvisory Agreements with PI. These Subadvisory Agreements were terminated effective June 9, 2003. Prior to termination, PI compensated PIM at an annual rate of .375 of 1% of the average net assets of the Enhanced Index portfolios of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively.

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. See "How the Fund is Managed-Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan for each Fund, and the Class L Plan, the Class M Plan, the Class X Plan and the New Class X Plan for each of Jennison Health Sciences Fund and Jennison Technology Fund, collectively, the Plans) adopted by the Company pursuant to Rule 12b-1 under the 1940 Act and separate distribution agreements for each Fund (each a Distribution Agreement and, collectively, the Distribution Agreements), the Distributor incurs the expenses of distributing each Fund's shares. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under the Distribution Agreements, none of which are reimbursed by or paid for by a Fund.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.

Class A Plan. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 2005.

For the six months period ended May 31, 2005 and the fiscal year ended November 30, 2004, the Distributor received payments of $_____ and $5,856,978, respectively, under Jennison Utility Fund's Class A Plan. For the six months period ended May 31, 2005 and the fiscal year ended November 30, 2004, the Distributor received payments of $_____ and $69,888, respectively, under Jennison Financial Services Fund's Class A Plan. For the six months period ended May 31, 2005 and the fiscal year ended November 30, 2004, the Distributor received payments of $_____ and $223,275, respectively, under Jennison Health Sciences Fund's Class A Plan. For the fiscal year ended November 30, 2004, the Distributor received payments of $116,502 under Jennison Technology Fund's Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund.

For the six months period ended May 31, 2005 and the fiscal year ended November 30, 2004, the Distributor also received approximately the following amounts in initial sales charges in connection with the sale of each of the Funds.

Fund	Six Months Period Ended May 31, 2005	Fiscal Year Ended November 30, 2004
Jennison Utility Fund	$	$471,200
Jennison Financial Service Fund	$	$39,900
Jennison Health Sciences Fund	$	$420,400
Jennison Technology Fund	$	$44,800

Class B and Class C Plans. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of the average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges (CDSCs) from certain redeeming shareholders.

Class B Plan. For the fiscal year ended November 30, 2004, the Distributor received $2,884,799, $670,142, $1,686,906 and $809,411 on behalf of Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively, under the Class B Plans.

For the six months period ended May 31, 2005, the Distributor spent approximately the following amounts on behalf of each such Fund.

Fund	Printing	Commission Payments to Financial Advisers	Overhead Costs	Compensation to Pruco for Commission Payments to Representative and Other Expenses	Approximate Total Amount Spent By Distributor on Behalf of Fund
Jennison Utility Fund	$	$	$	$	$
Jennison Financial Service Fund	$	$	$	$	$
Jennison Health Sciences Fund	$	$	$	$	$
Jennison Technology Fund	$	$	$	$	$

For the fiscal year ended November 30, 2004, the Distributor spent approximately the following amounts on behalf of each such Fund.

Fund	Printing		Commission Payments to Financial Advisers		Overhead Costs		Compensation to Pruco for Commission Payments to Representatives and Other Expenses		Approximate Total Amount Spent By Distributor on Behalf of Fund
Jennison Utility Fund	$7,800	(0.5%)	$723,600	(50.1%)	$132,000	(9.1%)	$582,600	(40.3%)	$1,446,000
Jennison Financial Services Fund	$3,800	(1.4%)	$170,900	(63.3%)	$42,200	(15.6%)	$53,300	(19.7%)	$270,200
Jennison Health Sciences Fund	$4,300	(0.4%)	$436,600	(45.1%)	$243,900	(25.2%)	$283,500	(29.3%)	$968,300
Jennison Technology Fund	$5,000	(1.4%)	$209,900	(56.6%)	$77,700	(20.9%)	$78,300	(21.1%)	$370,900

The Distributor also receives the proceeds of CDSCs paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended November 30, 2004, the Distributor received approximately $441,300, $141,000,
$283,600 and $172,600 in CDSCs attributable to Class B shares of Jennison Utility Fund, Jennison Financial Services Fund,
Jennison Health Sciences Fund and Jennison Technology Fund, respectively. For the six months period ended May 31, 2005, the Distributor received approximately $_____, $_____, $_____, and $_____ in CDSCs attributable to Class B shares of Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jenn Tech, respectively

Class C Plan. For the fiscal year ended November 30, 2004, the Distributor received $334,423, $274,016, $584,549 and
$276,550 under the Class C Plans of Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences
Fund and Jennison Technology Fund, respectively.

For the six months period ended May 31, 2005, the Distributor spent approximately the following amounts on behalf of each such Fund.

Fund	Printing	Commission Payments to Financial Advisers	Overhead Costs	Compensation to Pruco for Commission Payments to Representative and Other Expenses	Approximate Total Amount Spent By Distributor on Behalf of Fund
Jennison Utility Fund	$	$	$	$	$
Jennison Financial Service Fund	$	$	$	$	$
Jennison Health Sciences Fund	$	$	$	$	$
Jennison Technology Fund	$	$	$	$	$

For the fiscal year ended November 30, 2004, the Distributor spent approximately the following amounts on behalf of each such Fund.

Fund	Printing		Commission Payments to Financial Advisers		Overhead Costs		Compensation to Pruco for Commission Payments to Representatives and Other Expenses		Approximate Total Amount Spent By Distributor on Behalf of Fund
Jennison Utility Fund	$900	(0.3%)	$253,300	(84.2%)	$40,000	(13.3%)	$6,600	(2.2%)	$300,800
Jennison Financial Services Fund	$1,600	(0.6%)	$261,900	(95.3%)	$9,300	(3.4%)	$2,100	(0.7%)	$274,900
Jennison Health Sciences Fund	$1,500	(0.3%)	$521,900	(88.0%)	$66,800	(11.2%)	$3,200	(0.5%)	$593,400
Jennison Technology Fund	$1,800	(0.7%)	$251,400	(94.0%)	$13,900	(5.2%)	$400	(0.1%)	$267,500

The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. Until February 2, 2004, the Distributor received the proceeds of an initial sales charge on Class C shares. For the fiscal year ended November 30, 2004, the Distributor received approximately $4,700, $1,500, $4,500 and $2,400 in initial sales charges in connection with the sale of Class C shares of Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively. For the fiscal year ended November 30, 2004, the Distributor received approximately $8,100, $3,500, $18,300 and $4,700 in CDSCs attributable to Class C shares of the Jennison Utility
Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively. For the six months period ended May 31, 2005, the Distributor received approximately $____, $____, $____ and $____ in CDSCs attributable to Class B shares of Jennison Utility Fund, Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, respectively.

Class L Plan. Under the Class L Plan, each Fund pays the Distributor at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to the Class L shares. The Class L Plan provides that (1) up to .25% of the average daily net assets of the Class L shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class L shares.

Class M, Class X and Class New X Plans. Under the Class M, Class X and Class New X Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of up to 1% of the average daily net assets of each of the applicable shares. The Class M and Class X Plans provide that (1) up to .25% of the average daily net assets of the Class M, Class X and Class New X shares, respectively, may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class M, Class X and Class New X shares, respectively.

Distribution expenses attributable to the sale of Class A, Class B and Class C shares and with respect to Jennison Health Sciences Fund and Jennison Technology Fund, Class L, Class M, Class X and New Class X shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to each Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by each Fund under its Class A, Class B and Class C shares and, with respect to the Jennison Health Sciences Fund and Jennison Technology Fund, Class L, Class M, Class X and New Class X Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares for the fiscal year ending November 30, 2005 as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD Maximum Sales Charge Rule

Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account for Jennison Utility Fund and $9.00 per shareholder account for the other three Funds, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the six months period ended May 31, 2005 and fiscal year ended November 30, 2004, each Fund incurred the following fees for the services of PMFS:

Fund	Six Months Period Ended Amount	Fiscal Year Ended Amount
Jennison Utility Fund		$2,287,300
Jennison Financial Services Fund		$234,900
Jennison Health Sciences Fund		$489,900
Jennison Technology Fund		$564,200

KPMG LLP, 757 Third Avenue, New York, New York 10017, served as each Fund's independent registered public accounting firm through the fiscal year ended November 30, 2004, and in that capacity audited each Fund's annual financial statements through November 30, 2004. Other accountants previously served as the independent registered public accounting firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on September 2, 2003.

Additional Information About the Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of November 30, 2004.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Jennison Financial Services Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew M. Tucker	0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicles with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

Michael A. Del Balso	14 Registered Mutual Funds with $8,492,819,782 in total assets under management.	5 Unregistered Pooled Investment Vehicles with $1,240,639,432 in assets under management.	16 Other Accounts* with $1,312,471,619 in total assets under management.

*  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

Jennison Health Sciences Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Chan	0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicles with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

Michael A. Del Balso	14 Registered Mutual Funds with $8,239,131,068 in total assets under management.	5 Unregistered Pooled Investment Vehicles with $1,240,639,432 in assets under management.	16 Other Accounts* with $1,312,471,619 in total assets under management.

*  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

Jennison Technology Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Susan B. Hirsch	3 Registered Mutual Funds with $722,079,577 in total assets under management.	1 Unregistered Pooled Investment Vehicles with $25,997,849 in assets under management.	0 Other Accounts with $0 in total assets under management.

Jennison Utility Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Shaun Hong	0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicles with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

Ubong "Bobby" Edemeka	0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicles with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

*  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using four model portfolios. Other Accounts excludes a model portfolio and its assets because Jennison does not have discretion to trade securities in the model portfolio.

Portfolio Manager Compensation / Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used by Jennison to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of each Fund's investments and investments in other accounts.

Portfolio Manager Compensation:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for each of the Jennison fund portfolio managers include the following:

•  One and three year pre-tax investment performance of groupings of accounts (a Composite) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•  The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

•  Historical and long-term business potential of the product strategies;

•  Qualitative factors such as teamwork and responsiveness and

•  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Conflicts of Interest:

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of each Fund securities by each portfolio manager.

Portfolio Manager	Ownership of Fund Securities
Jennison Financial Services Fund
Andrew M. Tucker:	$50,001	- $100,000
Michael A. Del Balso:	None
Jennison Health Sciences Fund
David Chan:	Over $1,000,000
Michael A. Del Balso:	$500,001	- $1,000,000
Jennison Technology Fund
Susan B. Hirsch:	$100,001	- $500,000
Jennison Utility Fund
Shaun Hong:	$1	- $10,000
Ubong "Bobby" Edemeka:	None

Codes of Ethics

The Board of the Company has adopted a Code of Ethics. In addition, the Manager, investment advisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Company's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board of the Company has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Company. The Company authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Advisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of Directors of the Company, including any committee thereof established for that purpose.

The Manager and the Board of the Company view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Company. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of the Company maintain a policy of seeking to protect the best interests of the Company should a proxy issue potentially implicate a conflict of interest between the Company and the Manager or its affiliates.

The Manager delegates to each Funds' Advisers the responsibility for voting the Funds' proxies. Each Adviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Adviser or its affiliates. The Manager and the Board expect that the Advisers will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Advisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30, 2005 is available on the internet at www.jennisondryden.com and on the Commission's website at www.sec.gov.

A description of the proxy voting policies of each Fund's Advisers is set forth in Appendix III of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund and its Manager, sub-advisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the sub-advisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on futures contracts for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment advisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC ("Prudential Equity") and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter (OTC) market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

None of the Funds will deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with an affiliated broker including Wachovia Securities and Prudential Equity acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of a Fund's order.

In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Funds, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for a Fund. In order for an affiliate of the investment adviser, including Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of the Company, including a majority of the non-interested Directors, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities and Prudential Equity may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. An affiliated broker must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by an affiliated broker from transactions effected for a Fund during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon an affiliated broker by applicable law.

The table below shows certain information regarding the payment of commissions by Jennison Utility Fund, including the commissions paid to Wachovia Securities and Prudential Equity, for the six months period ended May 31, 2005 and three fiscal years ended November 30, 2004, 2003 and 2002.

	Six Months Period Ended May 31,	Fiscal Year Ended November 30,
	2005	2004	2003	2002
Total brokerage commissions paid by the Fund	$	$3,768,599	$5,019,050	$8,276,468
Total brokerage commissions paid to Wachovia Securities	$	$26,205	$0	$0
Percentage of total brokerage commissions paid to Wachovia Securities	%	0.7%	0%	0%
Total brokerage commissions paid to Prudential Equity	$	$43,590	$0	$0
Percentage of total brokerage commissions paid to Prudential Equity	%	1.2%	0%	0%

The table below sets forth information concerning payment of commissions by Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, including the amount of such commissions paid to Wachovia Securities and Prudential Equity, for the six months period ended May 31, 2005 and three fiscal years ended November 30, 2004, 2003 and 2002:

	Fiscal Year Ended November 30,
	2004			2003			2002
	Jennison Financial Services Fund	Jennison Health Sciences Fund	Jennison Technology Fund	Jennison Financial Services Fund	Jennison Health Sciences Fund	Jennison Technology Fund	Jennison Financial Services Fund	Jennison Health Sciences Fund	Jennison Technology Fund
Total brokerage commissions paid by the Fund	$197,517	$3,024,583	$1,617,009	$335,823	$2,187,704	$1,596,909	$266,969	$1,250,980	$1,348,492
Total brokerage commissions paid to Wachovia Securities	$0	$0	$3,965	$0	$0	$0	$0	$0	$0
Percentage of total brokerage commissions paid to Wachovia Securities	0%	0%	0.3%	0%	0%	0%	0%	0%	0%
Total brokerage commissions paid to Prudential Equity	$415	$9,725	$1,870	$0	$0	$0	$0	$0	$0
Percentage of total brokerage commissions paid to Prudential Equity	0.2%	0.3%	0.1%	0%	0%	0%	0%	0%	0%

Each Fund effected approximately the following percentage of the total dollar amount of its transactions involving the payment of commissions to Wachovia Securities and Prudential Equity, respectively, during the six months period ended May 31, 2005 and the fiscal year ended November 30, 2004.

	Six Months Period Ended May 31, 2005		Fiscal Year Ended November 30, 2004
Fund	Wachovia Securities	Prudential Equity	Wachovia Securities	Prudential Equity
Jennison Utility Fund	%	%	%	%
Jennison Financial Service Fund	%	%	%	%
Jennison Health Sciences Fund	%	%	%	%
Jennison Technology Fund	%	%	%	%

Of the total brokerage commissions paid during the six month period and fiscal year period, the following amounts were paid to firms which provide research, statistical or other services to PI or affiliates on behalf of each of the Funds, respectively. PI has not separately identified the portion of such brokerage commission as applicable to the provision of such research, statistical or other services.

Fund	Six Months Period Ended May 31, 2005	Fiscal Year Ended November 30, 2004
	Amount and Percentage	Amount and Percentage
Jennison Utility Fund		$1,369,077/36.3%
Jennison Financial Service Fund		$ 103,212/52.3%
Jennison Health Sciences Fund		$ 561,243/18.6%
Jennison Technology Fund		$ 259,295/16.0%

Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at May 31, 2005 November 30, 2004. As of May 31, 2005 November 30, 2004, each Fund held the following securities in the amounts indicated:

	At May 31, 2005		At November 30, 2004
Name	Equity or Debt	Amount	Equity or Debt	Amount
Jennison Utility Fund			None	None
Jennison Financial Services Fund
American Express Co.			E	$5,977,683
Banc of America Securities LLC			E	9,574,096
Goldman Sachs Group Inc.			E	4,232,304
Lehman Brothers Holdings Inc.			E	7,154,812
Merrill Lynch & Co.			E	6,618,348
Morgan Stanley			E	1,608,775
State Street Corp			E	4,135,168
Citigroup, Inc.			E	10,582,480
JP Morgan			E	5,045,476
Jennison Health Sciences Fund			None	None
Jennison Technology Fund			None	None

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 30 days after the end of the relevant period. In addition, as required by law, each Series' portfolio holdings as of fiscal quarter end are reported to the SEC and posted to the Fund's website within 30 days after the end of the Fund's first and third fiscal quarters. In addition, each Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund's website within 15 days after the end of each month. These postings can be located at www.strategicpartners.com or at www.jennisondryden.com, and are available for at least six months from the date of their posting.

When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Funds' shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g, level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2.  The request shall be forwarded to PI's Product Development Group and to the Chief Compliance Officer of the Fund(s), or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund(s) must be executed with the recipient of the fund holdings information.

4.  An officer of the Fund(s) shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by The Bank of New York (the "Custodian Bank").

As of the date of this Statement of Additional Information, the Fund will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Fund's Subadviser(s), Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

•  Full holdings to the Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi-annual and annual period-ends.

2.  Analytical Service Providers

•  Each Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following at the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personnel securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four series (the Funds), of which Jennison Utility Fund is authorized to issue 800 million shares and each other Fund may issue 400 million shares. Jennison Financial Services Fund and Jennison Utility Fund are each divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 100 million shares of Class A common stock (400 million for Jennison Utility Fund), 100 million shares of Class B common stock (300 million for Jennison Utility Fund), 100 million shares of Class C common stock (50 million for Jennison Utility Fund) and 100 million shares of Class Z common stock (50 million for Jennison Utility Fund). With respect to Jennison Health Sciences Fund and Jennison Technology Fund, each Fund is divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z shares, consisting of 50 million shares of Class A Common Stock, 100 million shares of Class B Common Stock, 50 million shares of Class C Common Stock, 50 million shares of Class L Common Stock, 50 million shares of Class M Common Stock, 25 million shares of Class X Common Stock, 25 million shares of New Class X Common Stock, and 50 million shares of Class Z Common Stock. With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B, Class M, Class X and New Class X shares have a conversion feature, and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

Shares of each Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B, Class M, Class X and New Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C Class M, Class X and New Class X shares generally bear higher distribution expenses than Class A and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees and the liquidation proceeds to Class A shareholders will likely be higher than to Class L shareholders as the distribution expenses of Class L shares are generally higher than for Class A shares.

The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Board of Directors has the power to alter the number of the Directors and they may appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B or Class C shares, or Class A shares in certain circumstances). Class L, Class M, Class X and New Class X shares of Jennison Health Sciences and Jennison Technology Funds are available only through exchange from the same share class of certain other Strategic Partners and Jennison Dryden Funds. Class L shares (in certain cases), Class M shares, Class X shares and New Class X shares have a sales charge that may be imposed on a deferred basis. In addition, shares of Jennison Health Sciences Fund are offered only to existing investors in Jennison Health Sciences Fund through dividend reinvestment and exchange from other Strategic Partners and JennisonDryden Funds. Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series election, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust

Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Sector Funds, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).

If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Jennison Sector Funds, Inc., the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for a subsequent purchase by wire is $1,000.

Issuance of Fund Shares for Securities

Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up**

Under the current distribution arrangements between each Fund and the Distributor, Class A* shares of a Fund are sold at a maximum initial sales charge of 5.50%, and Class B*, Class C* and Class Z shares are sold at NAV. Using the NAV at November 30, 2004, the maximum offering price of the Fund's shares is as follows:

	Jennison Utility Fund	Jennison Financial Services Fund	Jennison Health Sciences Fund	Jennison Technology Fund
Class A
Net asset value and redemption price per Class A share*	$11.47	$13.47	$17.77	$6.92
Maximum initial sales charge (5.50% of offering price)	.67	.78	1.03	.40
Maximum offering price to public	$12.14	$14.25	$18.80	$7.32
Class B
Net asset value, offering price and redemption price per Class B share*	$11.45	$13.11	$17.00	$6.65
Class C
Net asset value, offering price and redemption price per Class C share*	$11.45	$13.11	$17.00	$6.65
Class Z
Net asset value, offering price and redemption price per Class Z share	$11.48	$13.57	$18.06	$7.02

  *  Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

  **  Class L, Class M, Class X and New Class X shares of Jennison Health Sciences Fund and Jennison Technology Fund were not available at November 30, 2004.

Selecting a Purchase Alternative

The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on the Fund's current fees and expenses. Additional shares classes are available through exchange to Jennison Health Sciences Fund and Jennison Technology Fund, as described below.

If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit purchasing Class A shares over Class B or Class C shares regardless of how long you intend to hold your investment, see the section of the Prospectus titled "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectuses. However, unlike Class B, you would not have all of your money invested initially because the initial sales charge on Class A shares is deducted at the time of purchase.

If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B or Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Jennison Health Sciences and Jennison Technology Funds Only

With respect to Jennison Health Sciences and Jennison Technology Funds, Class L, Class M, Class X and New Class X shares are available only through exchanges from the same share class of certain Strategic Partners and Jennison Dryden mutual funds. There are no sales charges on exchanges. The minimum investment for exchanges on Class L, Class M, Class X and New Class X is $1,000.

With Class L shares, you pay no initial sales charge but you may be subject to a 1% CDSC for shares redeemed within 12 months of purchase. With Class M, Class X and New Class X shares, you pay no initial sales charge but you may be subject to a CDSC for shares redeemed within the applicable CDSC period.

Class B and Class C Shares

The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC, see "Contingent Deferred Sales Charge" below.

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and a Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

•  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

•  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

•  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

•  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company)

•  Prudential with an investment of $10 million or more

•  Qualified state tuition programs (529 plans)

•  Foundations and endowments, with an investment of $100 million or more (applicable to Jennison Health Services Fund only)

After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described in each Prospectus under "Reducing or Waiving Class A's Initial Sales Charge," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, see "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund whose shares you are redeeming computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

If you hold shares of a Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, the Distributor, or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the applicable Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the applicable Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions or Exchanges" in the applicable Prospectuses. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption. In order to reduce expenses of a Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. A Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-Day Repurchase Privilege. If you redeem your shares of a Fund and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption, see "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC (the CDSC is waived for purchase by certain retirement or benefit plans). Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004) will be subject to a 1% CDSC. Redemptions of Class M shares and Class X will be subject to a CDSC declining from 6% to zero over a seven-year period. Redemptions of New Class X shares (i.e. Class X shares bought on or after August 19, 1998) will be subject to a CDSC declining from 6% to zero over an eight-year period. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B, Class C Class L, Class M, Class X and New Class X shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A and Class L shares (in certain cases) or Class C shares (18 months for Class C shares purchased prior to February 2, 2004), and six years, in the case of Class B shares seven years in the case of Class M and Class X shares, and eight years in the case of New Class X shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B, Class M, Class X and New Class X shares:

	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
Year Since Purchase Payment Made	Class B Shares	Class M Shares	Class X Shares	New Class X Shares
First	5.0%	6.0%	6.0%	6.0%
Second	4.0%	5.0%	5.0%	5.0%
Third	3.0%	4.0%	4.0%	4.0%
Fourth	2.0%	3.0%	3.0%	4.0%
Fifth	1.0%	2.0%	2.0%	3.0%
Sixth	1.0%	2.0%	2.0%	2.0%
Seventh	None	1.0%	1.0%	2.0%
Eighth	None	None	None	1.0%
Ninth	None	None	None	None
Tenth	None	None	None	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of shares made during the applicable CDSC period, (i.e. for Class A and Class L shares, during the 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004), seven years and in the case of Class M and Class X shares, and eight years in the case of New Class X shares); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge-Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The CDSC is waived for certain retirement or benefit plans affiliated with Prudential. For more information, call Prudential at (800) 353-2847.

Waiver of Contingent Deferred Sales Charge-Class B, Class M, Class X and New Class X Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

You must notify a Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability-An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor (a copy of the trust agreement identifying the grantor will be required as well)) is permanently disabled. The letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account	A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2 and is taking a normal distribution-signed by the shareholder.

Category of Waiver	Required Documentation
Distribution from Retirement Plan	A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions	A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge-Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Automatic Conversion Feature-Class B, Class M, Class X and New Class X Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Class M shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class X and New Class X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase respectively.

Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B, Class M, Class X and New Class X shares, the number of Class B, Class M, Class X and New Class X shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B, Class M, Class X and New Class X shares purchased at least seven, eight or ten years, respectively, prior to the conversion date to (b) the total amount paid for all Class B, Class M, Class X and New Class X shares purchased and then held in your account, (ii) multiplied by the total number of Class B, Class M, Class X and New Class X shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B, Class M, Class X and New Class X shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class M, Class X and New Class X shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately, seven, eight or ten years, respectively, before such conversion date. For example, if 100 Class B shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years, respectively, from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B, Class M, Class X and New Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class M, Class X and New Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class M, Class X and New Class X shares during a month will be deemed to have been made on the last day of the month, or for Class B, Class M, Class X and New Class X shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B, Class M, Class X and New Class X shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B, Class M, Class X and New Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B, Class M, Class X and New Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M, Class X and New Class X shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to each Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M, Class X and New Class X shares acquired through the reinvestment of dividends and distributions.

The conversion feature applicable to a share class may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on such class of Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B, Class M, Class X and New Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class M, Class X and New Class X shares of a Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund in which they have invested at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

Each Fund makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares-Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

Class A. Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege:

Dryden Government Securities Trust
  (Money Market Series)
MoneyMart Assets, Inc. (Class A shares)
Dryden Tax-Free Money Fund, Inc.

Class B and Class C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of a Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

Class L, Class M and Class X. Shareholders of Jennison Health Sciences and Jennison Technology Funds may exchange their Class L, Class M, Class X and New Class X shares of the Fund for Class L, Class M, Class X and New Class X shares, respectively, of other JennisonDryden or Strategic Partners mutual funds that offer such share classes. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class M, Class X and New Class X shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

At any time after acquiring shares of other funds participating in the Class L, Class M, Class X and New Class X exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class L, Class M, Class X and New Class X shares of Jennison Health Sciences and Jennison Technology Funds without subjecting such shares to any CDSC. Shares of any fund participating in the Class L, Class M, Class X and New Class X exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class L, Class M, Class X and New Class X shares of other funds, respectively, without being subject to any CDSC.

Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	433	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

See "Automatic Investment Plan."

1Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Command Asset Program "CAP") to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class A and Class L (in certain circumstances), Class B, Class C, Class L, Class M, Class X or New Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800)225-1852 for more details.

In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class A (in certain circumstances), Class B, Class C, Class L, Class M, Class X or New Class X shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35.0% federal income tax rate and shows how much more retirement income can accumulate within an IRA as opposed to a taxable investment account or a taxable personal savings account.

Tax-Deferred Compounding1

Years of Deferment	Taxable Investment Account (15%)	Taxable Personal Savings Account (35%)	IRA
10 Years	$29,235	$26,212	$31,291
15 Years	52,856	46,091	58,649
20 Years	85,678	71,060	98,846
25 Years	131,283	103,232	157,909
30 Years	194,651	144,685	244,692

1The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart also assumes that all of the earnings in the taxable investment account are eligible for the current lower tax rate applicable to capital gains and qualified dividend income and that this lower rate (currently set to expire after 2008) is made permanent.

Mutual Fund Programs

From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

NET ASSET VALUE

Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. A Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by a Fund's investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer) which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by a Fund's investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price, in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Board of Directors.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or the Manager (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors, in consultation with the Manager and the investment adviser, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security, transactions in comparable securities, the size of the holding and the capitalization of the issuer, relationships among various securities, media or other reports or information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds and such other factors as may be determined by the investment adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarly political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to each Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B, Class C, Class L, Class M, Class X and New Class X shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B, Class C, Class L, Class M, Class X and New Class X shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each of the Funds and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the Code), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in each of the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As regulated investment companies, each Fund is not subject to federal income tax on the portion of its net investment income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the Distribution Requirement), and satisfies certain other requirements of the Code that are described below.

Net capital gains of each Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryfoward of the Fund. As of November 30, 2004, Jennison Utility Fund had a capital loss carryforward of approximately $196,250,600 of which $173,087,600 expires in 2010 and $8,235,800 expires in 2011. The remaining amount resulted from when Jennison Utility Fund acquired a capital loss carryforward and built in realized losses from the September 2001 merger with Prudential Global Utility Fund in the amount of $14,927,200 (expiring 2009), which will be limited by Section 382 of the IRS Code of 1986, as amended. The annual limitation to be applied to all Section 382 losses will be $6,022,494. During the year ended November 30, 2004, the Jennison Utility Fund utilized approximately $257,848,400 of its prior year capital loss carryforward. Jennison Financial Services Fund did not have capital loss carryforward of any amount as of November 30, 2004. During the year ended November 30, 2004, the Jennison Health Sciences Fund utilized all of its prior year capital loss carryforward of approximately $27,897,700. As of November 30, 2004, Jennison Technology Fund had a capital loss carryforward of approximately $298,212,000 of which $171,397,000 expires in 2009 and $99,916,000 expires in 2010 and $26,899,000 expires in 2011. During the year ended November 30, 2004, the Jennison Technology Fund utilized approximately $1,235,000 of its prior year capital loss carryforward.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, (1) 50% or more of the value of such Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of such Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of such Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year a Fund does not qualify as a regulated investment company, all of such Fund's taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31, of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by such Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by such Fund. Any such income would be treated as income earned by such Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require such Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent such Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Each Fund may make invests in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies (PFICs) under the Code), such Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by such Fund to its shareholders. In addition, certain interest charges may be imposed on such Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a QEF), in lieu of the foregoing requirements, such Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to such Fund. Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, such Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by such Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Fund Distributions

Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by such Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which such Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to such Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by such Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders of a Fund are required to take taxable distributions by such Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by such Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, such Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of such Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from such Fund will, all other things being equal, have the effect of reducing the net asset value of such Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of such Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of such Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires such Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to such Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (foreign shareholder) depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of such Fund, capital gain dividends and amounts retained by such Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30% withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and apply to income that would not be subject to the 30-perecent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement on Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish such Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

PERFORMANCE INFORMATION

Average Annual Total Return. Each Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

Average annual total return is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

T  =  average annual total return.

n  =  number of years.

ERV  =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

Average Annual Total Return (After Taxes on Distributions and Redemption)

Average annual total return (after taxes on distributions and redemptions) is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

T  =  average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).

n  =  number of years.

ATVD or DR

ATVD  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

ATVDR  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

Aggregate Total Return. Each Fund also may advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

ERV  =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

Yield. Each Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

Where:  a  =  dividends and interest earned during the period.

b  =  expenses accrued for the period (net of reimbursements).

c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

d  =  the maximum offering price per share on the last day of the period.

Yield fluctuates and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period.

Jennison Utility Fund's 30-day yields for the period ended November 30, 2004 were 1.44%, 0.81%, 0.81% and 1.77% for Class A, Class B, Class C and Class Z shares, respectively.

The Company also may include comparative performance information in advertising or marketing the Funds' shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes.

FINANCIAL STATEMENTS

Each Funds' financial statements for the fiscal year ended November 30, 2004, incorporated in this SAI by reference to that Fund's 2004 annual report to shareholders (File No. 811-3175), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm, given on authority of said firm as experts in accounting and auditing. You may obtain a copy of each Fund's annual report at no charge by request to the Company by calling
(800) 225-1852, or by writing to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

APPENDIX I-DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

APPENDIX II-GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Timing Purchases and Sales

Timing purchases and sales-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

II-1

APPENDIX III-DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

The summary of the proxy voting policies of the Funds' Subadviser follows:

Jennison Associates LLC

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long-term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principals as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

III-1

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(2) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

(4) Articles Supplementary, incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(5) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

(6) Articles Supplementary, incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

(7) Articles Supplementary dated July 17, 2003, incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(8) Articles Supplementary for Jennison Health Services Fund.**

(9) Articles Supplementary for Jennison Technology Fund.**

(b)  (1) Amended By-Laws, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 2001.

(2) Amended and Restated By-Laws dated July 17, 2003, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(3) Amended and Restated By-Laws dated November 16, 2004, incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 22, 2004.

(c)  Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

(d)  (1) Subadvisory Agreement for Jennison Utility Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(2) Subadvisory Agreement for Jennison Financial Services Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(3) Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(4) Subadvisory Agreement for Jennison Health Sciences Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(5) Subadvisory Agreement for Jennison Health Sciences Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(6) Amended and Restated Management Agreement for Jennison Utility Fund, incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(7)(i) Amended and Restated Management Agreement for Jennison Financial Services Fund, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(ii) New Fee Schedules as of May 25, 2004, incorporated by reference to Exhibit (d)(7)(i) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 18, 2005.

(8)(i) Amended and Restated Management Agreement for Jennison Health Sciences Fund, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(ii) New Fee Schedules as of May 25, 2004, incorporated by reference to Exhibit (d)(8)(i) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 18, 2005.

(9)(i) Amended and Restated Management Agreement for Jennison Technology Fund, incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(ii) New Fee Schedules as of May 25, 2004, incorporated by reference to Exhibit (d)(9)(i) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 18, 2005.

(10) Subadvisory Agreement for Jennison Financial Services Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(11) Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(e)  (1) Selected Dealer Agreement, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(2) Distribution Agreement for Jennison Utility Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(3) Distribution Agreement for Jennison Financial Services Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(4) Distribution Agreement for Jennison Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(5) Distribution Agreement for Jennison Technology Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(6) Distribution and Service Plan for Class L shares for Jennison Health Sciences Fund with Prudential Investment Management Services LLC.**

(7) Distribution and Service Plan for Class L shares for Jennison Technolgy Fund with Prudential Investment Management Services LLC.**

(8) Distribution and Service Plan for Class M shares for Jennison Health Sciences Fund with Prudential Investment Management Services LLC.**

(9) Distribution and Service Plan for Class M shares for Jennison Technology Fund with Prudential Investment Management Services LLC.**

(10) Distribution and Service Plan for Class X shares for Jennison Health Sciences Fund with Prudential Investment Management Services LLC.**

(11) Distribution and Service Plan for Class X shares for Jennison Technology Fund with Prudential Investment Management Services LLC.**

(12) Distribution and Service Plan for New Class X shares for Jennison Health Sciences Fund with Prudential Investment Management Services LLC.**

(13) Distribution and Service Plan for New Class X shares for Jennison Technology Fund with Prudential Investment Management Services LLC.**

(g)  (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

(2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(3) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-15166) filed via EDGAR on July 31, 2001 of Prudential Natural Resources Fund, Inc.

(4) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-15166) of Prudential Natural Resources Fund, Inc. filed via EDGAR on July 30, 2002.

(5) Amendment to Custodian Contract.**

(h)  (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March  4, 1997.

(2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(3) Amendment to Transfer Agency Agreement dated September 4, 2002, incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(i)  (1) Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 2001.

(2) Consent of Counsel, incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(j)  Consent of independent registered public accounting firm.**

(m)  (1) Amended and Restated Distribution and Service Plan for Class A shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(2) Distribution and Service Plan for Class A shares of Jennison Financial Services Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(3) Distribution and Service Plan for Class A shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(4) Distribution and Service Plan for Class A shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(5) Amended and Restated Distribution and Service Plan for Class B shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(6) Distribution and Service Plan for Class B shares of Jennison Financial Services Fund, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(7) Distribution and Service Plan for Class B shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No.2-72097) filed via EDGAR on January 31, 2000.

(8) Distribution and Service Plan for Class B shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January  31, 2000.

(9) Amended and Restated Distribution and Service Plan for Class C shares of Jennison Utility Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(10) Distribution and Service Plan for Class C shares of Jennison Financial Services Fund, incorporated by reference to Exhibit (m)(10) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(11) Distribution and Service Plan for Class C shares of Jennison Health Sciences Fund, incorporated by reference to Exhibit (m)(11) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(12) Distribution and Service Plan for Class C shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(12) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(13) Rule 12b-1 Fee Waiver for Class A Shares, incorporated by reference to Exhibit (m)(13) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 22, 2004.

(n)  (1) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 1999.

(2) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 23, 2003.

(3) Amended and Restated Rule 18f-3 Plan dated January 23, 2004, incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(4) Amended and Restated Rule 18-3 Plan dated March 11, 2004, incorporated by reference to Exhibit (n)(4) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 22, 2004.

(5) Amended and Restated Rule 18f-3 Plan dated ___________.**

(p)  (1) Amended Code of Ethics of the Registrant dated May 23, 2005.*

(2) Amended Personal Securities Trading Policy of Prudential dated May 23, 2005.*

(3) Code of Ethics of Jennison Associates LLC dated February 1, 2005, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 18, 2005.

(q)  (1) Powers of Attorney dated March 2, 2005.*

*  Filed herewith.

**  To be filed by subsequent amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and the Maryland General Corporation Law (the MGCL), and pursuant to Article V of the Company's Amended and Restated By-Laws (Exhibit (b) (2) to the Registration Statement), the Company shall indemnify present and former officers and directors (and persons who serve or served as the officer or director of certain other enterprises at the Company's request), and, to the extent authorized by the Company's Board, employees and agents, against judgments, fines, settlements and expenses, and may advance expenses to such parties, to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party (or threatened to be made a party) to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Company in which a person is found liable to the Company or, except in limited circumstances, for proceedings brought against the Company. A Maryland corporation is required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity, or in the successful defense of any issue, claim or matter in such a proceeding. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits (e)(2) to (e)(5) to the Registration Statement), the Distributor of the Funds may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Pursuant to Article VI of the Fund's charter, directors and officers of the Fund shall not be liable to the Fund or its stockholders for monetary damages for breach of fiduciary duty as officers or directors to the extent permitted by law (including the MGCL and the 1940 Act). Under Maryland law, such limitation on liability will not apply to: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in connection with the successful defense of any action, suit or proceeding) is asserted against the Company by such director, officer or controlling person in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Company has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Company against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the amended Management Agreement and each other Management Agreement (Exhibits (d)(6) through (d)(9) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(1) to (d)(5) and (d)(10) and (d)(11) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Prudential Investment Management, Inc. (PIM) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Company hereby undertakes that it will apply the indemnification provisions of its Amended and Restated By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

(a)  Prudential Investments LLC (PI)

See "How the Fund is Managed-Manager" in the Jennison Utility Fund Prospectus and "How the Funds are Managed-Manager" in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, both constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name and Address	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President, and Chief Administrative Officer, PI; Vice President, Prudential; President, PIMS; Executive Vice President, Chief Administrative Officer and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Fund Services Inc.; Executive Vice President. Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer	Executive Vice President, and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc.; Executive Vice President; Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Judy A. Rice	Officer in Charge, President, Chief Executive Officer and Chief Operating Officer	Office-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

(b)  Jennison Associates LLC (Jennison)

See "How the Fund is Managed-Investment Adviser" in the Jennison Utility Fund Prospectus and in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, both constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Jennison are included in Schedule A and D of its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Dryden Ultra Short Bond, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: Prudential's Gibraltar Fund, Inc.,The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS's directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 8-36540), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the captions "How the Fund is Managed-Manager," "How the Fund is Managed-Investment Adviser" and "How the Fund is Managed-Distributor" in the Jennison Utility Fund Prospectus and "How the Funds are Managed-Manager", "How the Funds are Managed-Investment Advisers" and "How the Funds are Managed-Distributor" in the Prospectus of Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Technology Fund, and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, the Prospectuses and the Statement of Additional Information constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey, on the 19th day of July 2005.

  JENNISON SECTOR FUNDS, INC.

  By:  /s/  JUDY A. RICE

  Judy A. Rice, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title
* Linda W. Bynoe	Director

* David E.A. Carson	Director

* Robert G. LaBlanc	Director

* Robert F. Gunia	Director

* Douglas H. McCorkindale	Director

* Richard A. Redeker	Director

* Judy A. Rice	Director

* Robin B. Smith	Director

* Stephen G. Stoneburn	Director

* Clay T. Whitehead	Director

* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

*By: /s/ DEBORAH A. DOCS Deborah A. Docs Attorney-in-Fact		July 19, 2005

Jennison Sector Funds, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description
(p)	(1) Amended Code of Ethics of the Registrant dated May 23, 2005.*

(2) Amended Personal Securities Trading Policy of Prudential dated May 23, 2005.*

(q)	(1) Powers of Attorney dated March 2, 2005.*

*Filed herewith.